UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund: BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2017

Date of reporting period: 06/30/2017

Item 1 –	Report to Stockholders

JUNE 30, 2017

ANNUAL REPORT

BlackRock Municipal Bond Fund, Inc.

➢	BlackRock High Yield Municipal Fund

➢	BlackRock National Municipal Fund

➢	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New York Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JUNE 30, 2017	3

Fund Summary as of June 30, 2017	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2017, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom High Yield Index.

What factors influenced performance?

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipals stabilized and retraced the majority of their post-election losses. High-yield tax-exempt bonds outpaced higher-rated issues, reflecting market participants’ continued appetite for income-producing investments.

•

The Fund’s positions in longer-dated securities with maturities of 25 years and above, which underperformed bonds with shorter maturities, detracted from performance. The Fund’s somewhat higher portfolio duration than that of the benchmark was an additional detractor during a time of rising yields. (Duration is a measure of interest rate sensitivity.) The investment adviser’s preference for higher-quality tobacco credits also proved detrimental given that higher-risk tobacco issues outperformed.

•

The Fund’s underweight in the state tax-backed sector made a positive contribution to performance. Positions in short-dated pre-refunded securities and transportation issues, both of which outpaced the broader market, also added value.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. At a time when Treasury yields rose, this aspect of the Fund’s positioning helped performance.

Describe recent portfolio activity.

•

The resumption of inflows to the Fund early in 2017 drove activity during much of the second half of the fiscal year. The investment adviser typically funded its purchases either with new cash or via the sale of existing holdings that were purchased in a lower-rate environment. As in the past, the investment adviser’s efforts focused on maintaining the portfolio’s existing credit and duration profile with a continued emphasis on long-dated health care, tobacco and transportation bonds.

Describe portfolio positioning at period end.

•

The Fund’s duration posture was somewhat lower than that of the secondary benchmark. The Fund maintained its higher-quality bias and underweight in unrated securities. At the sector level, the Fund was overweight in transportation, tobacco and health care issues, and it was underweight in state and local tax-backed bonds. The investment adviser kept the Fund’s leverage fairly stable over the course of the year, while modestly reducing its risk profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	JUNE 30, 2017

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.38%	3.37%	5.47%	(0.38)%	N/A	5.23%	N/A	4.69%	N/A
Investor A	3.00	2.99	5.46	(0.63)	(4.85)%	4.96	4.06%	4.41	3.96%
Investor C	2.38	2.36	5.06	(1.26)	(2.21)	4.17	4.17	3.63	3.63
S&P® Municipal Bond Index	—	—	3.26	(0.28)	N/A	3.38	N/A	4.50	N/A
Custom High Yield Index	—	—	5.25	2.06	N/A	5.89	N/A	4.98	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,054.70	$3.36	$2.90	$1,000.00	$1,021.52	$3.31	$1,021.97	$2.86
Investor A	$1,000.00	$1,054.60	$4.64	$4.18	$1,000.00	$1,020.28	$4.56	$1,020.73	$4.11
Investor C	$1,000.00	$1,050.60	$8.44	$7.98	$1,000.00	$1,016.56	$8.30	$1,017.01	$7.85

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.66% for Institutional, 0.91% for Investor A and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.57% for Institutional, 0.82% for Investor A and 1.57% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2017	5

BlackRock High Yield Municipal Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

Health	21%
Tobacco	18
Transportation	18
County/City/Special District/School District	13
Education	10
Utilities	7
Corporate	7
State	5
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2017	13%
2018	5
2019	3
2020	7
2021	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	3%
AA/Aa	13
A	7
BBB/Baa	22
BB/Ba	13
B	11
CCC	1
N/R2	30

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% of the Fund’s total investments.

6	ANNUAL REPORT	JUNE 30, 2017

Fund Summary as of June 30, 2017	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2017, the Fund’s Institutional, Service, Investor A and Class K Shares outperformed both the primary benchmark, the S&P® Municipal Bond Index, and the secondary benchmark, the Custom National Index, while the Fund’s Investor B, Investor C and Investor C1 Shares underperformed both benchmarks. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipals stabilized and retraced the majority of their post-election losses.

•	The Fund was helped by keeping its duration (interest-rate sensitivity) below that of the benchmark at a time of weak market performance.

•

The investment adviser maintained a higher-than-normal cash position. While a more fully invested posture would have resulted in higher income, the investment adviser sought to maintain sufficient liquidity to take advantage of market volatility. This approach enabled the Fund to capitalize on certain periods of poor market performance by purchasing longer-dated issues.

•

The Fund was also helped by having minimal leverage, which reduced the potential impact of market weakness. The portfolio held only a small degree of leverage until late in the period, at which point the position was brought to zero.

•

The Fund utilized U.S. Treasury futures contracts to manage against a rise in interest rates, which aided performance at a time of poor returns for the Treasury market. The yield on the 10-year U.S. Treasury note stood at 2.31% at the close of the period, well above its 1.49% level of June 30, 2016.

•

The Fund’s above-average credit quality was largely a positive for performance. Although this higher-quality bias prevented the Fund from gaining the full benefit of lower-quality bonds’ strong relative performance, it also helped the Fund avoid high-profile trouble spots that lagged, such as Puerto Rico and Illinois.

•	The Fund’s exposure to long-maturity securities detracted from results during times of rising yields, but this was offset to a large degree by the lower duration of the portfolio as a whole.

Describe recent portfolio activity.

•

The Fund received strong inflows early in the period, and the investment adviser’s defensive posture prompted it to build up significant cash reserves rather than putting the cash to work immediately. As rates rose in late 2016, management pared down some of these reserves. The Fund’s purchases were concentrated in higher-quality securities, with a mix of primary and secondary market opportunities.

Describe portfolio positioning at period end.

•

At the end of June, the Fund held overweight positions in the pre-refunded, transportation and utilities sectors. The Fund’s weighting in pre-refunded securities increased during the period, as lower rates prompted municipal issuers to refinance older, higher-yielding debt.

•

The Fund closed the period with a relatively defensive positioning. The Fund retained a high average credit quality of A+, a duration below that of the benchmark and an above-average weighting in cash.

•	The Fund’s portfolio was unleveraged at the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JUNE 30, 2017	7

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.83%	1.75%	3.27%	0.09%	N/A	3.47%	N/A	4.65%	N/A
Service	1.59	1.55	3.06	(0.14)	N/A	3.21	N/A	4.37	N/A
Investor A	1.51	1.44	3.04	(0.22)	(4.46)%	3.27	2.38%	4.45	3.99%
Investor B	1.08	0.98	2.80	(0.73)	(4.60)	2.76	2.40	3.92	3.92
Investor C	0.85	0.81	2.67	(0.96)	(1.93)	2.51	2.51	3.66	3.66
Investor C1	1.03	0.98	2.77	(0.68)	N/A	2.72	N/A	3.87	N/A
Class K	1.88	1.82	3.20	0.15	N/A	3.57	N/A	4.76	N/A
S&P® Municipal Bond Index	—	—	3.26	(0.28)	N/A	3.38	N/A	4.50	N/A
Custom National Index	—	—	4.05	(0.53)	N/A	3.95	N/A	4.79	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,032.70	$2.27	$2.22	$1,000.00	$1,022.59	$2.26	$1,022.59	$2.21
Service Class	$1,000.00	$1,030.60	$3.42	$3.42	$1,000.00	$1,021.39	$3.41	$1,021.39	$3.41
Investor A	$1,000.00	$1,030.40	$3.52	$3.47	$1,000.00	$1,021.29	$3.51	$1,021.39	$3.46
Investor B	$1,000.00	$1,028.00	$6.03	$5.98	$1,000.00	$1,018.89	$6.01	$1,018.89	$5.96
Investor C	$1,000.00	$1,026.70	$7.19	$7.19	$1,000.00	$1,017.69	$7.15	$1,017.69	$7.15
Investor C1	$1,000.00	$1,027.70	$6.23	$6.23	$1,000.00	$1,018.59	$6.21	$1,018.69	$6.21
Class K	$1,000.00	$1,032.00	$2.02	$1.96	$1,000.00	$1,022.79	$2.01	$1,022.89	$1.96

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.45% for Institutional, 0.68% for Service, 0.70% for Investor A, 1.20% for Investor B, 1.43% for Investor C, 1.24% for Investor C1 and 0.40% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.44% for Institutional, 0.68% for Service, 0.69% for Investor A, 1.19% for Investor B, 1.43% for Investor C, 1.24% for Investor C1 and 0.39% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

8	ANNUAL REPORT	JUNE 30, 2017

BlackRock National Municipal Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

Transportation	23%
Utilities	22
County/City/Special District/School District	15
Health	14
Education	11
State	9
Tobacco	3
Corporate	2
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2017	3%
2018	12
2019	16
2020	7
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	12%
AA/Aa	49
A	19
BBB/Baa	7
BB/Ba	3
B	2
N/R2	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

ANNUAL REPORT	JUNE 30, 2017	9

Fund Summary as of June 30, 2017	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2017, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, except for the Fund’s Investor C Shares, which underperformed. For the same period, the Fund underperformed its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, the municipal market stabilized and retraced the majority of its post-election losses.

•

The Fund’s underweight position in pre-refunded bonds detracted from relative performance, as did its underweights in the education, school districts and health care sectors. An underweight in bonds with maturities in the three to four-year range also detracted.

•

The Fund’s overweight position in the two to three-year part of the yield curve contributed to performance. Overweight positions in A and BBB rated securities, which outperformed the broader market, also aided results. The Fund’s overweights in the transportation, corporate and tobacco sectors were additional positives.

Describe recent portfolio activity.

•

With the Fed raising interest rates, the investment adviser pursued a defensive strategy while tactically repositioning the Fund. The investment adviser reduced exposure to lower-yielding, fixed-rate holdings that it believed would underperform the broader market as rates rose. In addition, the investment adviser increased the Fund’s weighting in floating-rate securities that adjust higher with each interest rate increase by the Fed and that offered yields equivalent to one-year AAA rated bonds.

•

As municipalities issued annual operating financing notes, the investment adviser tactically increased the Fund’s allocation to the non-rated bonds of A and AA rated issuers to take advantage of their attractive yield spreads. Additionally, the Fund invested in A and BBB rated securities with three-year and four-year maturities to capitalize on the categories’ yield advantage over AAA rated bonds.

Describe portfolio positioning at period end.

•

The Fund was overweight in short-term bonds, contributing to a duration that was lower than that of the benchmark. (Duration is a measure of interest rate sensitivity.) The Fund was also overweight in BBB and A rated issues and underweight in bonds rated AAA.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JUNE 30, 2017

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than two years.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.74%	0.56%	0.99%	0.10%	N/A	0.45%	N/A	1.51%	N/A
Investor A	0.48	0.37	0.87	(0.06)	(3.06)%	0.17	(0.43)%	1.25	0.95%
Investor A1	0.64	0.54	0.94	(0.01)	N/A	0.33	N/A	1.40	N/A
Investor C	(0.25)	(0.38)	0.41	(0.96)	(1.95)	(0.63)	(0.63)	0.46	0.46
Class K	0.79	0.68	1.01	0.13	N/A	0.43	N/A	1.49	N/A
S&P® Municipal Bond Index	—	—	3.26	(0.28)	N/A	3.38	N/A	4.50	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	1.19	0.55	N/A	0.95	N/A	2.19	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.90	$1.79	$1,000.00	$1,023.01	$1.81	0.36%
Investor A	$1,000.00	$1,008.70	$2.99	$1,000.00	$1,021.82	$3.01	0.60%
Investor A1	$1,000.00	$1,009.40	$2.29	$1,000.00	$1,022.51	$2.31	0.46%
Investor C	$1,000.00	$1,004.10	$6.76	$1,000.00	$1,018.05	$6.80	1.36%
Class K	$1,000.00	$1,010.10	$1.55	$1,000.00	$1,023.26	$1.56	0.31%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2017	11

BlackRock Short-Term Municipal Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

State	27%
County/City/Special District/School District	25
Utilities	18
Transportation	12
Health	6
Banks	5
Education	4
Tobacco	2
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2017	14%
2018	34
2019	30
2020	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	11%
AA/Aa	53
A	22
BBB/Baa	3
N/R2	11

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	ANNUAL REPORT	JUNE 30, 2017

Fund Summary as of June 30, 2017	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2017, the Fund’s Institutional and Investor A1 Shares outperformed the primary benchmark, the S&P® Municipal Bond Index, and the secondary benchmark, the S&P® New York Municipal Bond Index, while the Fund’s Investor A, Investor C and Investor C1 Shares underperformed both benchmarks. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipals stabilized and retraced the majority of their post-election losses. New York municipal bonds performed in line with the national tax-exempt market during the period.

•

The Fund sought to manage interest rate risk using U.S. Treasury futures. At a time when Treasury yields rose, this aspect of the Fund’s positioning helped performance. Allocations to the tobacco and utilities sectors also contributed positively.

•

The Fund’s overweight in long-term bonds and corresponding underweight in short-term issues detracted. The Fund’s exposure to lower-coupon bonds, which underperformed due to the combination of their longer durations and the general widening of yield spreads, was an additional detractor.

Describe recent portfolio activity.

•

During the course of the period, the investment adviser sought to reduce portfolio volatility by moving away from its lower coupon positioning and increasing its weighting in 5% coupons. The investment adviser also focused on adding to the 20 to 25-year part of the municipal yield curve, where it saw the most attractive relative value, and reducing the Fund’s allocation to the very long and intermediate portions of the curve.

•

Portfolio activity was also driven by the refinancing of a larger existing position. The investment adviser sought to reinvest the proceeds from the position in a timely manner to offset the loss of income, while using relatively healthy new-issue supply to find attractive opportunities. Additionally, the investment adviser continued to invest in bonds that helped increase overall portfolio diversification.

Describe portfolio positioning at period end.

•	Relative to the S&P® New York Municipal Bond Index, the Fund had a slightly shorter duration, a bias toward the longer end of the yield curve, and lower average credit quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JUNE 30, 2017	13

BlackRock New York Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s total returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.48%	2.35%	3.76%	(0.09)%	N/A	4.12%	N/A	4.55%	N/A
Investor A	2.13	2.05	3.63	(0.34)	(4.58)%	3.85	2.95%	4.27	3.82%
Investor A1	2.27	2.20	3.71	(0.19)	N/A	3.99	N/A	4.44	N/A
Investor C	1.48	1.39	3.25	(1.08)	(2.05)	3.09	3.09	3.52	3.52
Investor C1	1.87	1.76	3.45	(0.69)	N/A	3.48	N/A	3.93	N/A
S&P® Municipal Bond Index	—	—	3.26	(0.28)	N/A	3.38	N/A	4.50	N/A
S&P® New York Municipal Bond Index	—	—	3.33	(0.28)	N/A	3.36	N/A	4.50	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,037.60	$3.08	$2.53	$1,000.00	$1,021.77	$3.06	$1,022.32	$2.51
Investor A	$1,000.00	$1,036.30	$4.34	$3.79	$1,000.00	$1,020.53	$4.31	$1,021.08	$3.76
Investor A1	$1,000.00	$1,037.10	$3.59	$3.03	$1,000.00	$1,021.27	$3.56	$1,021.82	$3.01
Investor C	$1,000.00	$1,032.50	$8.11	$7.56	$1,000.00	$1,016.81	$8.05	$1,017.36	$7.50
Investor C1	$1,000.00	$1,034.50	$6.10	$5.55	$1,000.00	$1,018.79	$6.06	$1,019.34	$5.51

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.61% for Institutional, 0.86% for Investor A, 0.71% for Investor A1, 1.61% for Investor C and 1.21% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.50% for Institutional, 0.75% for Investor A, 0.60% for Investor A1, 1.50% for Investor C and 1.10% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

14	ANNUAL REPORT	JUNE 30, 2017

BlackRock New York Municipal Opportunities Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

Transportation	26%
County/City/Special District/School District	24
Education	11
Utilities	11
State	10
Health	8
Tobacco	4
Corporate	4
Housing	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2017	5%
2018	3
2019	5
2020	4
2021	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	17%
AA/Aa	41
A	22
BBB/Baa	9
BB/Ba	3
B	1
CCC	1
N/R2	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

ANNUAL REPORT	JUNE 30, 2017	15

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available in BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares. Prior to July 18, 2011 for BlackRock National Municipal Fund, Class K Share performance results are those of the Institutional Shares restated to reflect Class K Share fees.

•

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund; and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor B Shares (available only in BlackRock National Municipal Fund) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than ten years reflect this conversion.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35%	0.25%

Investor B Shares of the BlackRock National Municipal Fund are only available through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Investor A1 and Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. Effective October 28, 2016, the waiver became contractual through October 31, 2017, for High Yield Municipal and New York Municipal, and through October 31, 2018 for National Municipal and Short-Term Municipal. See Note 6 of the Notes to Financial Statements for additional information on reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

16	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Expenses

Shareholders of these Funds may incur the following charges:

(a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	JUNE 30, 2017	17

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments June 30, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Investment Companies — 0.2%	Shares	Value
VanEck Vectors High-Yield Municipal Index ETF	50,000	$1,545,500

Municipal Bonds	Par (000)
Alabama — 1.2%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 6/01/35	$200	218,500
5.75%, 6/01/45	355	381,352
6.00%, 6/01/50	450	494,955
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	409,727
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,901,336
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	4,168,083
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20 (a)	710	817,274

		9,391,227
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	595	597,285
5.00%, 6/01/32	1,510	1,472,129
5.00%, 6/01/46	1,710	1,645,704

		3,715,118
Arizona — 2.0%
Arizona Industrial Development Authority, RB, Academies of Math & Science Project, Series B (b)(c):
5.13%, 7/01/47	420	413,356
5.25%, 7/01/51	570	562,869
Arizona Industrial Development Authority, Refunding RB, Basis Schools, Inc. Projects, Series A (b):
5.00%, 7/01/26	760	830,194
5.25%, 7/01/47	3,235	3,393,450
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 7/01/43	1,445	1,458,352
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 7/01/21 (a)	415	450,536
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (b)	465	525,696
Legacy Traditional Schools Projects, Series A, 6.75%, 7/01/44 (b)	810	924,016

Municipal Bonds	Par (000)	Value
Arizona (continued)
City of Phoenix Arizona IDA, Refunding RB (b):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	$300	$312,033
Basis Schools, Inc. Projects, 5.00%, 7/01/45	895	921,161
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	295	306,832
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	325	334,279
Legacy Traditional School Projects, 5.00%, 7/01/35	315	323,357
Legacy Traditional School Projects, 5.00%, 7/01/45	250	253,955
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A (b):
5.00%, 7/01/36	1,225	1,257,156
5.00%, 7/01/41	1,685	1,719,273
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	1,375	1,474,234

		15,460,749
Arkansas — 0.1%
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/20 (a)	750	800,078
California — 8.6%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	5,210	5,915,486
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,080,650
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,139,160
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19 (a)	265	291,153
California Municipal Finance Authority, RB, Urban Discovery Academy Project (b):
5.50%, 8/01/34	310	313,060
6.00%, 8/01/44	655	670,497
6.13%, 8/01/49	570	585,932
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	345	387,721
California Pollution Control Financing Authority, RB, Calplant I Project, Green Bonds, AMT (b):
7.50%, 7/01/32	1,010	1,052,976
8.00%, 7/01/39	525	566,349

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	EDA	Economic Development Authority	M/F	Multi-Family
AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	MRB	Mortgage Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	ETF	Exchange-Traded Fund	PILOT	Payment in Lieu of Taxes
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	PSF-GTD	Permanent School Fund Guaranteed
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	RAN	Revenue Anticipation Notes
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	RB	Revenue Bonds
BAN	Bond Anticipation Notes	HFA	Housing Finance Agency	S/F	Single-Family
BARB	Building Aid Revenue Bonds	IDA	Industrial Development Authority	SBPA	Stand-by Bond Purchase Agreements
BHAC	Berkshire Hathaway Assurance Corp.	IDB	Industrial Development Board	SONYMA	State of New York Mortgage Agency
CAB	Capital Appreciation Bonds	IDRB	Industrial Development Revenue Bonds	SRF	State Revolving Fund
CIFG	CIFG Assurance North America, Inc.	LOC	Letter of Credit	VRDN	Variable Rate Demand Notes
COP	Certificates of Participation	LRB	Lease Revenue Bonds

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
California (continued)
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc. Project, Series A-3, AMT, 4.30%, 7/01/40	$1,000	$1,026,580
California School Finance Authority, RB, Value Schools:
6.65%, 7/01/33	295	331,055
6.90%, 7/01/43	650	735,202
California Statewide Communities Development Authority, RB, Series A:
Loma Linda University Medical Center, 5.00%, 12/01/46 (b)	1,260	1,354,487
Loma Linda University Medical Center, 5.25%, 12/01/56 (b)	1,680	1,826,714
Sutter Health, 6.00%, 8/15/42	400	454,612
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,802,888
Southern California Edison Co., 2.63%, 11/01/33 (d)	3,570	3,681,598
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/43	2,500	2,509,600
Series B, 6.00%, 5/01/43	3,485	3,495,664
City & County of San Francisco Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project (b):
Series D, 3.00%, 8/01/21	675	683,269
Series D, 0.00%, 8/01/23 (e)	1,000	743,930
Series D, 0.00%, 8/01/26 (e)	580	362,430
Series D, 0.00%, 8/01/31 (e)	1,155	538,034
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	500	541,645
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	310	361,386
6.50%, 5/01/42	760	885,362
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	291,439
County of California Tobacco Securitization Agency, RB:
5.45%, 6/01/28	500	511,745
Asset-Backed, Los Angeles County Securitization Corp., 5.60%, 6/01/36	1,385	1,417,617
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/36	1,665	1,655,859
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	4,260	4,269,287
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,115	2,388,829
Elk Grove Finance Authority, Refunding, Special Tax Bonds, 5.00%, 9/01/46	2,000	2,203,780
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1:
5.13%, 6/01/47	1,670	1,663,587
Senior, 5.75%, 6/01/47	4,555	4,587,978
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	325	327,350

Municipal Bonds	Par (000)	Value
California (continued)
Palomar Health, Refunding RB:
5.00%, 11/01/36	$325	$357,273
5.00%, 11/01/39	310	338,994
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 8/01/43 (e)	3,000	720,690
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	785	790,699
5.00%, 6/01/37	7,410	7,410,222
5.13%, 6/01/46	3,590	3,589,892

		66,862,681
Colorado — 1.9%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	535	569,834
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	820	829,520
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	459,396
5.00%, 12/01/42	545	549,349
Colorado Health Facilities Authority, Series A, Catholic Health Initiatives, 5.25%, 1/01/40	1,250	1,322,062
Colorado Health Facilities Authority, Refunding RB, Series A:
Sunny Vista Living Center Project, 6.13%, 12/01/45 (b)	375	394,215
Sunny Vista Living Center Project, 6.25%, 12/01/50 (b)	1,235	1,305,210
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	2,500	2,722,875
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	780	814,055
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/46	1,000	1,011,750
Leyden Rock Metropolitan District No. 10, GO, Series A, 5.00%, 12/01/45	1,250	1,257,650
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 1/15/34	1,500	1,659,000
6.00%, 1/15/41	1,000	1,103,280
Tallyns Reach Metropolitan District No. 3, GO, 6.75%, 11/01/38	1,220	1,216,011

		15,214,207
Connecticut — 0.7%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (b)	1,485	1,551,632
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (b)	1,435	1,496,246
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (b)	2,045	2,170,706

		5,218,584
Delaware — 0.9%
Delaware State Economic Development Authority, RB, 5.00%, 6/01/46	1,000	1,013,830
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	5,930	6,174,138

		7,187,968

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
District of Columbia — 0.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	$385	$396,134
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30 (e)	3,005	1,867,307
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	185	197,985
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,728,995

		4,190,421
Florida — 5.2%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,370	1,384,001
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A:
5.75%, 1/01/50	570	534,842
1st Mortgage, 8.25%, 1/01/44	445	370,276
1st Mortgage, 8.25%, 1/01/49	950	789,355
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	560	565,174
5.00%, 5/01/34	1,250	1,259,338
Alachua County, 4.00%, 5/01/22 (b)	310	315,586
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, Series A, 5.00%, 12/01/55	2,600	2,788,032
County of Alachua Florida Health Facilities Authority, RB:
East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,148,660
Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	1,720	1,901,460
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (b)	1,490	1,657,133
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,099,600
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,188,630
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	695	709,741
6.00%, 6/15/34	835	853,520
6.13%, 6/15/44	3,185	3,237,999
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	2,077,160
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,365	1,382,540
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	515	606,186
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	155	157,996
4.88%, 5/01/35	290	294,988
4.88%, 5/01/45	580	586,403
Village of Lakewood Ranch Sector Projects, 4.00%, 5/01/21	180	182,615
Village of Lakewood Ranch Sector Projects, 4.25%, 5/01/26	190	191,524

Municipal Bonds	Par (000)	Value
Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds (continued):
Village of Lakewood Ranch Sector Projects, 5.13%, 5/01/46	$1,085	$1,099,159
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems, Inc. Project, 5.13%, 7/01/46	2,000	2,143,080
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	1,450	1,798,972
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 5/01/29	1,745	1,855,668
5.00%, 5/01/37	890	940,143
Pine Island Community Development District, RB, 0.00%, 11/01/24 (e)	1,330	904,334
Santa Rosa Bay Bridge Authority, RB:
6.25%, 7/01/28 (g)(h)	414	298,251
(ACA), 6.25%, 7/01/28	68	61,907
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 6.61%, 5/01/39	40	39,998
Convertible CAB, Series A3, 0.00%, 5/01/40 (f)	90	53,680
Convertible CAB, Series A4, 0.00%, 5/01/40 (f)	50	22,056
Series 2015-2, 0.00%, 5/01/40 (f)	125	64,796
Series A1, 6.65%, 5/01/40	135	135,028
Tolomato Community Development District, Special Assessment Bonds:
Series 2015-1, 0.00%, 5/01/40 (f)(g)(h)	205	126,040
Series 1, 6.65%, 5/01/40 (g)(h)	5	5,027
Series 3, 6.61%, 5/01/40 (g)(h)	135	1
Series 3, 6.65%, 5/01/40 (g)(h)	105	1
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	640	663,110
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,355	1,567,776
5.50%, 5/01/42	510	564,437
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	1,635	1,753,685

		40,379,908
Georgia — 0.7%
Atlanta Development Authority, RB, Georgia Proton Treatment Center Project, Series A-1 (b)(c):
6.75%, 1/01/35	1,240	1,226,199
7.00%, 1/01/40	955	954,971
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	120	121,210
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	745,007
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/19 (a)	225	253,989
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	653,440

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Georgia (continued)
Marietta Development Authority, Refunding RB, Life University, Inc., Series A, 5.00%, 11/01/47 (b)	$1,370	$1,408,799

		5,363,615
Guam — 0.2%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	60	63,324
6.75%, 11/15/19 (a)	1,650	1,865,952

		1,929,276
Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 1/01/45 (b)	1,345	1,333,083
Idaho — 0.5%
County of Nez Perce Idaho, Refunding RB, 2.75%, 10/01/24	1,400	1,350,300
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,503
Idaho Health Facilities Authority, Refunding RB, Madison Hospital Memorial Project:
3.50%, 9/01/33	400	363,712
5.00%, 9/01/37	1,000	1,091,720
Idaho Housing & Finance Association, RB, Idaho Arts Charter School, Inc., 5.00%, 12/01/46 (b)	1,000	1,050,030

		4,121,265
Illinois — 5.1%
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/36	3,000	2,881,020
6.00%, 1/01/38	1,850	1,901,208
City of Chicago Illinois O’Hare International Airport, Refunding RB, Series C, AMT, 5.00%, 1/01/46	3,000	3,284,310
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,819,612
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,400	1,531,782
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,041,730
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,805	2,918,575
Presence Health Network, Series C, 5.00%, 2/15/36	1,805	1,943,462
Presence Health Network, Series C, 4.00%, 2/15/41	6,505	5,990,064
Presence Health Network, Series C, 5.00%, 2/15/41	3,000	3,210,360
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	335	352,433
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	790	827,580
Roosevelt University Project, 6.50%, 4/01/44	830	879,734
Swedish Covenant, Series A, 6.00%, 2/15/20 (a)	1,000	1,123,790
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	3,925	3,924,882
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (e)	3,455	949,261

Municipal Bonds	Par (000)	Value
Illinois (continued)
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	$675	$709,175
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	390	444,737
State of Illinois, GO:
5.00%, 2/01/39	500	502,485
Series A, 5.00%, 4/01/35	1,460	1,466,409
Series A, 5.00%, 4/01/38	2,190	2,199,614

		39,902,223
Indiana — 2.3%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,638,615
7.13%, 11/15/47	1,500	1,634,940
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	525	624,309
7.00%, 1/01/44	1,270	1,524,470
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (b)	3,320	3,214,656
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1 (b):
6.63%, 1/15/34	430	443,906
6.75%, 1/15/43	830	856,751
6.88%, 1/15/52	1,270	1,310,792
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	370	395,578
5.00%, 7/01/48	1,230	1,319,470
5.25%, 1/01/51	2,500	2,705,475
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	743,756
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (b)	1,745	1,760,182

		18,172,900
Iowa — 2.7%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	6,125	6,250,685
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	897,485
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,406,495
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	2,530	2,649,770
Iowa Tobacco Settlement Authority, Refunding RB, Series C:
5.38%, 6/01/38	3,075	3,075,062
Asset-Backed, 5.50%, 6/01/42	2,000	2,000,040
Xenia Rural Water District, Refunding RB, 5.00%, 12/01/41	4,000	4,423,680

		20,703,217
Kansas — 0.1%
City of Wichita Kansas, RB, 5.25%, 12/01/36	500	523,040
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (e)	250	204,522

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 7/01/53	$3,000	$3,392,400

		3,596,922
Louisiana — 1.3%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (b)	3,145	3,233,752
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,854,826
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	714,957
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	3,910	4,257,794

		10,061,329
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,176,276
Maryland — 2.2%
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 9/01/33	680	770,970
Convention Center Hotel, 5.00%, 9/01/42	1,440	1,603,843
Convention Center Hotel, 5.00%, 9/01/46	2,750	3,050,575
East Baltimore Research Park Project, 4.00%, 9/01/27	325	331,529
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.50%, 6/01/43	1,200	1,237,476
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	813,113
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,905	3,191,433
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 3/31/51	3,135	3,459,347
Term Project, Series B, 5.75%, 6/01/35	1,500	1,611,615
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	284,719
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 7/01/39	950	1,023,958

		17,378,578
Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB:
5.50%, 11/15/46	19	18,181
Boston Medical Center, Series D, 4.00%, 7/01/45	715	722,329
Boston Medical Center, Series D, 5.00%, 7/01/44	5,865	6,350,974
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	384,629
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	365,289
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (b)	2,480	2,684,972
Series B, 0.00%, 11/15/56 (e)	94	2,214
Seven Hills Foundation and Affiliates, Series A, 5.00%, 9/01/45	2,230	2,353,899
UMass Boston Student Housing Project, 5.00%, 10/01/41	2,500	2,732,050

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	$3,000	$3,008,580
Emmanuel College Issue, Series A, 4.00%, 10/01/46	2,970	2,983,573
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	581,894

		22,188,584
Michigan — 0.5%
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,062,180
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	350	373,573
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	800	868,776
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (a)	1,710	1,893,004

		4,197,533
Minnesota — 0.4%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 7/01/45	2,065	2,105,309
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 7/01/40	500	524,970
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/21 (a)	500	604,865

		3,235,144
Missouri — 1.0%
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church (b):
5.75%, 11/15/36	1,390	1,368,524
6.00%, 11/15/46	1,000	996,900
6.00%, 11/15/51	560	548,078
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 5/15/20 (a)	435	519,695
Lees Summit Missouri IDA, RB, John Knox Obligated Group, 5.25%, 8/15/39	1,890	1,987,845
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,286,130

		7,707,172
Nebraska — 0.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	780	839,054
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	3,135	3,198,327

		4,037,381
Nevada — 0.1%
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 8/01/22	715	723,516
4.00%, 8/01/23	440	445,020

		1,168,536

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority Act, RB, Hillside Village, Series A, 6.13%, 7/01/52 (b)	$2,400	$2,365,944
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	435	477,317

		2,843,261
New Jersey — 6.8%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,750	5,847,578
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	1,155	1,161,041
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,638,900
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 9/15/19	655	690,219
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	2,124,558
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	914,054
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	1,360	1,518,127
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	3,000	3,458,610
Provident Group-Kean Properties, Series A, 5.00%, 7/01/32	235	258,479
Provident Group-Kean Properties, Series A, 5.00%, 7/01/37	375	405,638
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,073,489
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/32	1,140	1,309,985
Princeton HealthCare System, 5.00%, 7/01/33	1,450	1,653,972
St. Joseph’s Healthcare System, 6.63%, 7/01/18 (a)	725	765,629
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	3,690	3,542,621
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/27	5,000	5,455,150
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/28	7,050	7,630,991
Transportation Program, Series AA, 5.25%, 6/15/41	1,265	1,324,404
Transportation Program, Series AA, 5.00%, 6/15/44	1,005	1,025,090
Transportation Program, Series AA, 5.00%, 6/15/44	1,860	1,892,531
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	9,250	9,065,000

		52,756,066
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,030	2,219,724

Municipal Bonds	Par (000)	Value
New York — 13.4%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (b)	$1,215	$1,306,125
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	4,475	4,594,572
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	485	486,023
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (b)	8,200	8,526,278
5.00%, 6/01/42	4,520	4,423,995
5.00%, 6/01/45	1,695	1,630,319
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series C, 5.00%, 6/01/51	7,230	7,509,078
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	4,755	4,001,428
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	905	893,796
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,425	1,523,568
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	4,495	4,877,075
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	3,210	3,179,826
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/51	3,135	3,406,209
5.00%, 11/15/56	6,425	7,098,661
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	375	407,134
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	7,365	7,874,732
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	450	487,678
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	1,070	1,174,571
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (b)	3,115	3,710,899
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	3,000	3,283,020
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	3,130	3,358,991
5.00%, 8/01/31	6,995	7,443,170
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	3,895	3,910,697
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	690	703,690
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center (b):
5.00%, 12/01/33	590	652,151
5.00%, 12/01/35	785	863,586
Suffolk Tobacco Asset Securitization Corp., RB, Tobacco Settlement, Asset-Backed Bonds, Series B, 5.38%, 6/01/28	7,305	7,348,099
Town of Oyster Bay New York, GO:
BAN, Series A, 3.50%, 6/01/18	4,450	4,509,096
RAN, 2.50%, 2/23/18	305	306,565

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Town of Oyster Bay New York, GO, Refunding, BAN:
Series B, 3.50%, 2/02/18	$740	$747,703
Series C, 4.00%, 6/01/18	845	854,202
Series C, 2.50%, 6/01/18	425	426,917
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 6/01/42	995	1,003,915
5.13%, 6/01/51	2,000	2,030,220

		104,553,989
North Carolina — 0.7%
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 6/30/54	1,385	1,465,801
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	3,055	3,364,869
Carolina Village Project, 6.00%, 4/01/38	1,000	1,015,370

		5,846,040
Ohio — 4.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
6.00%, 6/01/42	10,000	9,818,100
Senior Turbo Term, 5.88%, 6/01/47	11,545	11,243,214
County of Butler Port Authority, RB, Storypoint Fairfield Project, Series A-1 (b):
6.25%, 1/15/34	1,575	1,583,930
6.38%, 1/15/43	840	845,032
County of Cuyahoga Ohio, Refunding RB, Metrohealth System, 5.50%, 2/15/52	4,580	5,070,106
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 7/01/42	1,260	1,453,397
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 1/01/46	2,295	2,430,199
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	754,082
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	2,410	2,583,833

		35,781,893
Oklahoma — 0.2%
County of Tulsa Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	1,050	1,148,973
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	345	359,321

		1,508,294
Oregon — 0.3%
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	622,220
5.38%, 7/01/45	1,445	1,471,501

		2,093,721
Pennsylvania — 3.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,247,758
5.00%, 5/01/42	2,730	2,858,610

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	$3,000	$3,232,590
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series A, 4.00%, 1/01/35 (d)	3,000	1,275,000
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (a)	2,415	2,605,857
6.38%, 1/01/39	265	284,371
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	835,134
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	745	766,158
County of Montgomery Pennsylvania IDA, RB:
Foulkeways Gwynedd Project, 5.00%, 12/01/46	470	502,045
New Hampshire School III Properties Project, 6.50%, 10/01/37	2,900	2,903,248
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	1,295	1,495,207
East Hempfield Township Pennsylvania IDA, RB:
5.00%, 7/01/34	1,000	1,062,430
5.00%, 7/01/46	1,750	1,835,260
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	895	991,320
U.S. Airways Group, Series A, 7.50%, 5/01/20	1,200	1,346,460
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	5,777,164

		29,018,612
Puerto Rico — 1.9%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.38%, 5/15/33	1,525	1,529,971
5.50%, 5/15/39	1,205	1,210,712
5.63%, 5/15/43	3,070	3,071,934
Series A, 0.00%, 5/15/50 (e)	18,935	2,281,289
Commonwealth of Puerto Rico, GO, Refunding, Series A (g)(h):
8.00%, 7/01/35	2,760	1,673,250
Public Improvement, 5.50%, 7/01/39	1,080	639,900
Commonwealth of Puerto Rico, GO (g)(h):
6.00%, 7/01/38	1,210	730,537
Refunding Series C, 6.50%, 7/01/40	400	242,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	2,590	2,097,978
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,540	1,253,283

		14,730,854
Rhode Island — 1.8%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	1,005	1,090,355
Series A, 5.00%, 6/01/40	1,000	1,077,120

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued):
Series B, 4.50%, 6/01/45	$6,350	$6,404,546
Series B, 5.00%, 6/01/50	5,650	5,809,726

		14,381,747
South Carolina — 2.1%
South Carolina Jobs-Economic Development Authority, Refunding RB, The Woodlands at Furman, 4.00%, 11/15/27	945	939,415
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/50	5,000	5,453,300
State of South Carolina Ports Authority, RB, AMT, 5.00%, 7/01/45	1,975	2,197,701
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	7,000	7,824,460

		16,414,876
Tennessee — 0.2%
County of Knox Health Educational & Housing Facility Board, Refunding RB, University Health System, Inc., 5.00%, 4/01/36	560	623,482
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Health & Educational Facilities Board, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	925	1,045,074

		1,668,556
Texas — 5.8%
Arlington Higher Education Finance Corp., RB, Series A, 5.88%, 3/01/24	500	500,635
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (e)	3,000	2,084,850
CAB, 0.00%, 1/01/29 (e)	500	331,520
CAB, 0.00%, 1/01/30 (e)	1,330	833,418
CAB, 0.00%, 1/01/31 (e)	4,000	2,389,280
Senior Lien, 6.25%, 1/01/21 (a)	765	894,545
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/46	3,500	3,946,215
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	120	125,122
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 7/15/38	1,110	1,234,786
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	1,000	1,073,490
United Airlines, Inc., Airport Improvement Projects, Series C, AMT, 5.00%, 7/15/20	825	888,558
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	255	276,563
5.75%, 8/15/41	280	302,428
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/20 (a)	1,320	1,513,657
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 1/01/38	510	523,056
5.00%, 1/01/43	520	533,567
5.13%, 1/01/48	1,535	1,576,031
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (e)	350	106,970

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	$290	$321,581
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	410	428,712
Senior Living Center Project, Series A, 8.25%, 11/15/44	800	846,632
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Barton Creek Senior Living Center, 4.75%, 11/15/35	110	112,614
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	1,920	2,089,747
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	3,380	3,469,807
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 5/15/21 (a)	535	640,363
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	690	714,833
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (b)	2,565	2,687,966
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	890	1,004,169
6.00%, 4/01/45	1,355	1,535,323
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A (b):
5.00%, 8/15/36	695	697,530
5.00%, 8/15/46	695	691,789
Newark Higher Education Finance Corp., RB, Series A (b):
5.50%, 8/15/35	325	328,581
5.75%, 8/15/45	645	656,249
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42 (g)(h)	1,330	1,050,301
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	600	620,688
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
AMT, Blueridge Transportation Group, 5.00%, 12/31/50	3,480	3,795,427
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	1,000	1,131,270
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,740	1,952,698
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 9/01/36	1,500	1,553,385

		45,464,356
Utah — 0.7%
State of Utah Charter School Finance Authority, RB:
Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	1,045,790
Spectrum Academy Project, 6.00%, 4/15/45 (b)	2,000	2,073,480
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,107,195

		5,226,465

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Virginia — 2.5%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	$2,000	$2,025,580
Residential Care Facility, 5.00%, 7/01/47	1,015	1,025,729
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (b):
5.00%, 3/01/35	495	506,296
5.00%, 3/01/45	510	517,655
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	515	569,451
6.88%, 3/01/36	450	496,624
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	5,910	5,784,058
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (b)	535	556,785
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45 (b)	375	390,270
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 1/01/37	3,360	3,785,947
Express Lanes LLC, 5.00%, 7/01/34	3,300	3,492,588

		19,150,983
Washington — 0.4%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	582,817
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,005	1,034,708
Washington State Housing Finance Commission, Refunding RB (b):
5.75%, 1/01/35	355	353,644
6.00%, 1/01/45	940	935,610

		2,906,779
Wisconsin — 1.8%
Public Finance Authority, RB:
American Dream at Meadowlands Project, Series A, 6.25%, 8/01/27 (b)	1,595	1,630,313
Delray Beach Radiation Therapy, 7.00%, 11/01/46 (b)	805	814,781
Series A, 5.00%, 12/01/45	1,910	1,999,426
Series A, 5.15%, 12/01/50	1,315	1,374,872
Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	1,850	1,877,047
Public Finance Authority, Refunding RB:
Celanese Project, Series C, AMT, 4.30%, 11/01/30	525	544,924
Celanese Project, Series D, 4.05%, 11/01/30	525	543,128
Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	2,150	2,231,313
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Mile Bluff Medical Center, 5.50%, 5/01/34	875	910,796
Mile Bluff Medical Center, 5.75%, 5/01/39	1,065	1,111,317
St. Johns Communities, Inc., Series A, 7.25%, 9/15/19 (a)	75	84,962
St. Johns Communities, Inc., Series A, 7.63%, 9/15/19 (a)	145	165,442

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, RB, M/F Housning, WHPC Madison Pool Project, Series A, 4.70%, 7/01/47	$740	$793,717

		14,082,038
Total Municipal Bonds — 90.4%		705,865,269

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.4%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	2,880	3,023,251
California — 0.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (a)	480	518,615
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	1,678	1,847,490

		2,366,105
Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	5,592	5,980,835
District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(j)	939	998,121
Florida — 0.5%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,499	3,875,910
Illinois — 1.1%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	2,824,373
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 1/01/40	5,011	5,631,906

		8,456,279
New York — 7.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series HH, 5.00%, 6/15/31 (j)	3,015	3,406,558
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	1,720	1,984,101
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	11,699	13,585,546
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,758,646
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,520	2,892,404
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 3/15/36	21,670	25,421,077
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,385,951

		59,434,283

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	27

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
North Carolina — 0.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$2,930	$3,339,350
Ohio — 0.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	2,010	2,132,723
Pennsylvania — 0.5%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	3,677	4,346,567
Virginia — 0.3%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,703,184
Washington — 1.7%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,347,067
Snohomish County Public Utility District No 1, 5.00%, 12/01/45	8,664	9,772,340

		13,119,407

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/19 (a)(j)	$2,179	$2,335,844
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.3%		112,111,859
Total Long-Term Investments (Cost — $785,179,264) — 104.9%		819,522,628

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.72% (k)(l)	17,704,249	17,709,560
Total Short-Term Securities (Cost — $17,707,292) — 2.3%		17,709,560
Total Investments (Cost — $802,886,556) — 107.2%		837,232,188
Other Assets Less Liabilities — 0.5%		3,697,291
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.7)%		(60,156,506)

Net Assets — 100.0%		$780,772,973

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Variable rate security. Rate as of period end.

(e)	Zero-coupon bond.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Non-income producing security.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between May 7, 2018 to November 15, 2019, is $6,220,511. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	48,518,149	(30,813,900)	17,704,249	$17,709,560	$158,896	$78,863	$2,268
[1] Includes capital gain distributions.

(l)	Current yield as of period end.

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(55)	5-Year U.S. Treasury Note	September 2017	$6,480,976	$16,602
(155)	10-Year U.S. Treasury Note	September 2017	$19,457,344	59,761
(132)	Long U.S. Treasury Bond	September 2017	$20,286,750	(148,684)
(62)	Ultra U.S. Treasury Bond	September 2017	$10,284,250	(169,461)
Total				$(241,782)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$76,363	—	$76,363
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$318,145	—	$318,145

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,875,495	—	$1,875,495
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$186,178	—	$186,178

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$725,625	[1]
Average notional value of contracts — short	$48,164,541
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	29

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,545,500	$817,977,128	—	$819,522,628
Short-Term Securities	17,709,560	—	—	17,709,560

Total	$19,255,060	$817,977,128	—	$837,232,188

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$76,363	—	—	$76,363
Liabilities:
Interest rate contracts	(318,145)	—	—	(318,145)

Total	$(241,782)	—	—	$(241,782)

[1] See above Schedule of Investments for values in each industry, state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $60,042,812 are categorized as Level 2 within the disclosure hierarchy.

During the year ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments June 30, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.8%
Alabama Federal Aid Highway Finance Authority, RB, Series A, 5.00%, 6/01/37	$10,500	$12,470,221
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Senior Credit Group, Series C, 5.00%, 11/15/46	75,375	86,788,282
Black Belt Energy Gas District, RB, Series A, 4.00%, 8/01/47 (a)	100,000	109,726,000
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (b)	15,955	17,432,433
City of Homewood, GO, Refunding, 5.25%, 9/01/46	27,625	32,817,948
Prattville Alabama IDB, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,717,155
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20 (b)	16,315	18,780,033
UAB Medicine Finance Authority, Refunding RB, Series B-2:
5.00%, 9/01/37	5,000	5,774,700
5.00%, 9/01/41	7,500	8,621,550

		296,128,322
Alaska — 0.1%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC) (b):
6.00%, 9/01/19	5,250	5,795,475
6.00%, 9/01/19	1,270	1,401,953
6.00%, 9/01/19	730	805,847

		8,003,275
Arizona — 1.1%
City of Mesa Arizona Utility System, RB, 5.00%, 7/01/35	30,000	33,784,500
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	115	116,060
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 7/01/44	3,440	3,894,080
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (c)	2,000	2,261,060
Legacy Traditional Schools Projects, Series A, 6.75%, 7/01/44 (c)	3,500	3,992,660
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (c)	2,280	2,346,644
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 5.00%, 1/01/38	6,000	6,937,500
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18 (b)	1,200	1,284,168
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	508,540
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/38	25,935	30,595,520

		85,720,732
California — 21.5%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	11,525	12,690,177
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	21,340	24,309,674

Municipal Bonds	Par (000)	Value
California (continued)
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (b)	$26,655	$29,285,582
Stanford Hospital, Series A-3, 5.50%, 11/15/40	8,000	9,236,160
California Pollution Control Financing Authority, RB, Calplant I Project, Green Bonds, AMT (c):
7.50%, 7/01/32	9,380	9,779,119
8.00%, 7/01/39	4,885	5,269,743
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/38	14,970	17,439,152
5.00%, 11/01/41	30,000	34,827,900
5.00%, 11/01/42	51,750	61,087,252
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	11,600	13,183,748
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West (b):
Series B, 5.50%, 7/01/17	2,875	2,875,374
Series E, 5.50%, 7/01/17	1,920	1,920,250
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	59,300	64,581,851
City & County of San Francisco California Airports Commission, RB, San Francisco International Airport, Series A, AMT, 5.00%, 5/01/41	25,000	28,377,000
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	8,539,922
5.75%, 5/01/23	17,000	17,658,750
City of Los Angeles California, GO, 5.00%, 6/28/18 (d)	89,320	92,915,130
City of Los Angeles California Department of Water & Power, RB, Power System, Series B, 5.00%, 7/01/42	16,975	19,671,988
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A:
5.25%, 7/01/39	40,000	45,437,200
5.00%, 7/01/46	27,500	31,801,825
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E (b):
6.00%, 9/01/19	4,915	5,438,742
6.00%, 9/01/19	9,450	10,456,992
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond, Sub-Series A, 5.25%, 6/01/47	27,620	33,471,573
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 3/01/34	7,010	7,966,164
6.25%, 3/01/34	5,250	6,119,663
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,510	1,760,298
6.50%, 5/01/42	5,130	5,976,194
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/19 (b)	10,000	10,786,900

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	31

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
California (continued)
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 8/01/21 (b)	$3,750	$4,556,550
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition C, Sales Tax Revenue, Series A, 5.00%, 7/01/42	45,000	53,325,900
County of Orange California Airport, ARB, Series B, 5.25%, 7/01/34	11,500	11,541,055
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/19 (b)	10,000	10,633,200
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/19 (b)	15,000	16,255,800
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C (b):
6.00%, 7/01/18	16,920	17,782,920
6.00%, 7/01/18	13,285	13,962,535
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A (b):
5.50%, 3/01/21	26,390	30,472,269
6.00%, 3/01/21	12,830	15,044,330
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 9/01/35	26,315	30,594,608
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	7,961,460
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 4.00%, 5/01/18	30,000	30,709,800
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1:
5.13%, 6/01/47	10,000	9,961,600
Senior, 5.75%, 6/01/47	28,240	28,444,458
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (b)	3,500	4,179,000
Los Angeles Department of Water, Refunding RB, Water System:
Series A, 5.00%, 7/01/41	47,760	56,255,549
Series A, 5.00%, 7/01/44	5,000	5,871,200
Series A, 5.25%, 7/01/44	19,000	22,930,910
Series B, 5.00%, 7/01/46	13,225	15,293,787
Los Angeles Department of Water & Power, RB, Sub Series A-1 (AMBAC), 5.00%, 7/01/37	27,500	27,503,300
Los Angeles Department of Water & Power, Refunding RB, Power System, Series B:
5.25%, 7/01/37	13,500	16,393,590
5.25%, 7/01/38	15,000	18,173,100
5.25%, 7/01/39	7,000	8,467,760
Los Angeles Unified School District California, GO, Election of 2008, Series A, 5.00%, 7/01/40	20,000	23,197,200
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/37	8,500	8,502,975
Authorization, 5.00%, 1/01/39	10,000	10,573,500
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/35	13,375	14,383,475
Modesto Irrigation District, COP:
6.00%, 4/01/19 (b)	3,450	3,748,287
Series A, 6.00%, 10/01/39	8,305	8,969,317

Municipal Bonds	Par (000)	Value
California (continued)
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B, 5.00%, 11/01/36	$15,490	$17,982,031
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 8/01/45	24,540	29,838,677
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 5/01/31	13,010	14,463,737
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/41	40,000	46,889,200
San Diego Public Facilities Financing Authority, RB, Water Utility, Series B, 5.38%, 8/01/19 (b)	15,000	16,339,950
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 5.00%, 5/15/39	10,000	11,675,100
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	10,000	11,516,000
State of California, GO:
Various Purposes, 6.50%, 4/01/33	51,525	56,364,743
Various Purposes, 6.00%, 4/01/38	83,925	90,974,700
Refunding, 5.00%, 8/01/30	65,000	78,841,100
State of California Public Works Board, LRB, Various Capital Projects (b):
Sub-Series A-1, 6.00%, 3/01/20	14,125	15,957,860
Sub-Series I-1, 6.13%, 11/01/19	10,015	11,189,559
Sub-Series I-1, 6.38%, 11/01/19	11,680	13,117,107
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 6/01/37	5,000	5,000,150
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/19 (b)	19,355	20,771,012
Turlock Irrigation District, Refunding RB, 1st Priority, 5.00%, 1/01/37	5,615	6,537,544
University of California, RB:
Series AV, 5.00%, 5/15/42	11,600	13,678,372
Series AV, 5.25%, 5/15/42	37,910	46,056,101
Series O, 5.25%, 5/15/19 (b)	3,355	3,618,535
Series O, 5.25%, 5/15/19 (b)	11,445	12,344,005
University of California, Refunding RB, Series AR, 5.00%, 5/15/46	12,750	14,799,052

		1,676,508,293
Colorado — 0.2%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	6,930	7,010,457
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,655	4,900,179
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiative, 5.50%, 7/01/34	1,600	1,663,264
Frasier Meadows Retirement Community Project, 5.25%, 5/15/47	2,500	2,636,400

		16,210,300
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	33,946,920

See Notes to Financial Statements.

32	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
District of Columbia — 2.8%
District of Columbia, GO, Series D, 5.00%, 6/01/41	$10,000	$11,692,900
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	22,576,020
District of Columbia Water & Sewer Authority, Refunding RB:
Series A, 5.50%, 10/01/18 (b)	7,475	7,896,964
Series A, 6.00%, 10/01/18 (b)	12,630	13,421,396
Series B, 5.25%, 10/01/40	48,060	56,875,165
Series B, 5.25%, 10/01/44	63,075	74,439,853
Metropolitan Washington Airports Authority, Refunding RB:
AMT, 5.00%, 10/01/42 (d)	5,000	5,756,300
AMT, 5.00%, 10/01/47 (d)	15,000	17,184,600
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	6,191,091

		216,034,289
Florida — 3.5%
City of St. Augustines Florida, RB, 5.75%, 10/01/41	1,345	1,571,296
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,248,125
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,487,004
County of Miami-Dade Florida, GO, Building Better Communities Program (b):
Series B, 6.38%, 7/01/18	9,300	9,802,293
Series B-1, 6.00%, 7/01/18	30,000	31,508,400
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	6,325	7,610,999
Series A, 5.50%, 10/01/42	5,375	6,272,356
Series B, AMT, 6.25%, 10/01/38	5,000	5,986,100
Series B, AMT, 6.00%, 10/01/42	2,350	2,746,186
County of Miami-Dade Florida, Refunding ARB, Miami International Airport, Series A, AMT (AGC) (b):
5.50%, 10/01/18	5,505	5,811,133
5.50%, 10/01/18	7,000	7,389,270
County of Miami-Dade Florida, Refunding RB:
5.00%, 10/01/41	8,520	9,702,832
Water & Sewer Systems, Series C, 6.00%, 10/01/18 (b)	25,000	26,532,250
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, Series A, 5.00%, 10/01/36	2,110	2,362,694
East Central Regional Wastewater Treatment Facilities Operation Board, RB, Green Bond Biosolids Project, 5.50%, 10/01/44	29,160	35,446,313
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 1 (Ginnie Mae), AMT, 6.00%, 7/01/39	1,515	1,517,469
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,010	11,287,576
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	835	835,676
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	16,825	17,410,510

Municipal Bonds	Par (000)	Value
Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 5.00%, 5/01/37 (c)	$1,655	$1,668,968
Del Webb Project, 5.13%, 5/01/47 (c)	2,000	2,014,460
Lakewood National & Polo Run Projects, 4.63%, 5/01/27	1,745	1,784,385
Lakewood National & Polo Run Projects, 5.25%, 5/01/37	2,760	2,825,826
Lakewood National & Polo Run Projects, 5.38%, 5/01/47	4,785	4,907,783
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	11,125	13,802,454
State of Florida, GO, Board of Education:
Series A, 5.50%, 6/01/38	4,790	5,031,129
Series E, 5.00%, 6/01/37	39,730	43,691,876
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,109,163
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (e)(f)	155	108,472
Watergrass Community Development District Florida, Special Assessment Bonds, Series B, 6.96%, 11/01/17	185	184,706

		277,657,704
Georgia — 1.2%
Atlanta Development Authority, RB, Georgia Proton Treatment Center Project, Series A-1 (c)(d):
6.75%, 1/01/35	2,440	2,412,843
7.00%, 1/01/40	1,880	1,879,944
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	30,000	34,869,000
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	4,950	5,827,981
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	3,986,594
County of Rockdale Georgia Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,010,600
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Series D, 6.00%, 7/01/18 (b)	7,395	7,768,373
Project One, Series D, 6.00%, 1/01/23	2,605	2,728,998
Series EE (AMBAC), 7.00%, 1/01/25	20,000	26,026,800

		90,511,133
Illinois — 6.7%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	999,970
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (b)	29,835	35,276,904
City of Chicago Illinois O’Hare International Airport, RB, Senior Lien, Series D:
5.25%, 1/01/42	38,915	45,721,233
AMT, 5.00%, 1/01/47	7,500	8,364,300

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	33

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Series B, 5.00%, 1/01/31	$9,080	$10,456,528
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT:
5.50%, 1/01/34	5,380	6,113,079
5.38%, 1/01/39	1,325	1,486,743
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B:
5.00%, 1/01/38	20,000	22,806,600
5.00%, 1/01/39	35,000	39,850,300
5.00%, 1/01/41	5,000	5,677,300
City of Chicago Illinois Transit Authority, RB, Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (b)	15,000	16,053,900
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, Series A (BHAC), 5.50%, 1/01/18 (b)	3,000	3,068,760
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM):
5.25%, 11/01/18 (b)	720	760,565
5.25%, 11/01/33	4,280	4,440,457
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (b)	7,020	7,532,671
Carle Foundation, Series A, 6.00%, 8/15/41	6,500	7,383,480
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	19,285	21,962,915
DePaul University, Series A, 6.13%, 4/01/21 (b)	11,935	14,042,124
Memorial Health System, Series A, 5.25%, 7/01/44	8,370	8,951,045
Rush University Medical Center, Series B, 7.25%, 11/01/18 (b)	5,280	5,716,550
Rush University Medical Center, Series C, 6.38%, 5/01/19 (b)	2,860	3,133,445
University of Chicago, Series B, 6.25%, 7/01/18 (b)	25,035	26,358,600
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	4,220	4,617,229
Central Dupage Health, Series B, 5.75%, 11/01/39	6,000	6,603,540
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	40,655	44,556,254
OSF Healthcare System, 6.00%, 5/15/20 (b)	7,875	8,917,256
OSF Healthcare System, 6.00%, 5/15/39	3,580	3,941,115
Presence Health Network, Series C, 5.00%, 2/15/32	5,000	5,467,050
Presence Health Network, Series C, 5.00%, 2/15/36	3,000	3,230,130
Presence Health Network, Series C, 5.00%, 2/15/41	31,575	33,789,039
Rush University Medical Center Obligated Group, Series A, 7.25%, 11/01/18 (b)	7,605	8,233,781
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/18 (b)	6,900	7,470,492

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois State Toll Highway Authority, RB, Series B:
Senior, 5.00%, 1/01/38	$6,475	$7,342,521
5.00%, 1/01/40	7,930	8,916,175
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Refunding Bonds, Series B-2, 5.25%, 6/15/50	60,000	58,619,400
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	15,810,953
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,016,300

		523,688,704
Indiana — 2.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	3,870	4,602,049
7.00%, 1/01/44	7,330	8,798,712
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	17,510	19,943,190
Sisters of St. Francis Health Services, 5.25%, 11/01/39	31,460	33,841,207
Wastewater, 1st Lien, 5.25%, 10/01/31	10,875	12,530,610
Indiana Finance Authority, Refunding RB, Series A:
Parkview Health System, 5.75%, 5/01/31	1,660	1,781,296
Trinity Health, 5.63%, 12/01/38	12,000	13,105,680
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	19,620	21,067,367
Indianapolis Local Public Improvement Bond Bank, RB, Pilot Infrastructure Project, Series F (AGM), 5.00%, 1/01/35	13,550	14,620,315
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/19 (b)	2,550	2,729,826
5.75%, 1/01/38	10,505	11,170,807
(AGC), 5.50%, 1/01/19 (b)	11,090	11,830,812
(AGC), 5.50%, 1/01/38	45,635	48,309,211

		204,331,082
Iowa — 1.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	18,750	22,015,688
Series A (AGC), 5.63%, 8/15/19 (b)	5,240	5,735,180
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	38,050	38,830,786
5.25%, 12/01/25	2,500	2,580,925
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	7,590	8,104,526
5.50%, 12/01/25	5,050	5,418,751

		82,685,856
Kansas — 0.5%
Counties of Sedgwick & Shawnee Kansas, RB, AMT (Ginnie Mae), 6.95%, 6/01/29	105	109,446

See Notes to Financial Statements.

34	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Kansas (continued)
County of Wyandotte Unified School District No. 500 Kansas City, GO, Improvement, Series A, 5.50%, 9/01/47	$30,210	$36,868,586

		36,978,032
Louisiana — 0.7%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/19 (b)	1,370	1,471,065
Jefferson Sales Tax District, RB, Special Sales Tax, Series B (AGM), 5.00%, 12/01/42	12,160	14,132,960
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (c)	2,500	2,570,550
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	8,030	8,150,530
Series A-1, 6.50%, 11/01/35	17,185	19,557,733
New Orleans Aviation Board, ARB, General Airport, AMT, Series B, 5.00%, 1/01/48	10,000	11,307,300

		57,190,138
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	14,088,434
6.95%, 7/01/41	2,235	2,461,875

		16,550,309
Maryland — 0.3%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A:
4.50%, 9/01/33	2,735	2,799,929
5.00%, 9/01/38	1,400	1,484,700
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22 (g)	3,000	3,544,650
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (b)	11,000	12,875,060

		20,704,339
Massachusetts — 4.4%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series A:
5.25%, 4/01/42	42,000	50,607,480
5.25%, 4/01/47	91,000	109,134,480
Massachusetts Development Finance Agency, RB, Series A:
Emerson College Issue, 5.25%, 1/01/42	9,655	10,985,845
Foxborough Regional Charter School, 7.00%, 7/01/42	1,375	1,511,042
Massachusetts Development Finance Agency, Refunding RB, Series A, Harvard University, 5.50%, 11/15/18 (b)	65,395	69,442,297
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	4,585	4,783,760

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Water Resources Authority, Refunding RB, Series C:
5.25%, 8/01/42	$5,000	$5,695,100
Green Bond, 5.00%, 8/01/40	5,375	6,298,909
University of Massachusetts Building Authority, Refunding RB, Senior Series A:
5.25%, 11/01/42	58,840	71,521,197
5.25%, 11/01/47	14,425	17,433,189

		347,413,299
Michigan — 1.5%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	6,485	7,387,517
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C:
5.00%, 7/01/35	4,000	4,589,680
5.25%, 7/01/34	17,775	21,391,857
5.25%, 7/01/35	30,730	36,901,199
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (b)	4,490	4,773,409
6.00%, 10/15/18 (b)	7,550	8,026,556
6.00%, 10/15/38	415	440,053
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series W, 6.00%, 8/01/19 (b)	5,145	5,658,008
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	18,130	19,656,909
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I:
6.25%, 10/15/18 (b)	4,540	4,841,093
6.25%, 10/15/18 (b)	2,710	2,889,727
6.25%, 10/15/38	250	265,890

		116,821,898
Minnesota — 0.3%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/18 (b)	5,940	6,403,023
Series B (AGC), 6.50%, 11/15/18 (b)	2,775	2,982,265
Series B (AGC), 6.50%, 11/15/38	15,240	16,255,898

		25,641,186
Mississippi — 0.1%
County of Warren Mississippi, RB, International Paper Co. Project, Series A, 6.50%, 9/01/32	1,890	1,997,163
State of Mississippi, GO, Series B, 5.00%, 12/01/36	7,355	8,639,845

		10,637,008
Missouri — 0.0%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	1,175	1,282,513
Montana — 0.0%
City of Kalispell Montana, Refunding RB, Immaunel Lutheran Corporation Project, Series A:
5.25%, 5/15/37	405	421,439
5.25%, 5/15/47	1,500	1,550,115
5.25%, 5/15/52	1,500	1,541,805

		3,513,359

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	35

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Nebraska — 0.4%
Omaha Public Power District, Seperate Electric System, Refunding RB, Series A:
5.25%, 2/01/42	$14,265	$16,543,263
5.25%, 2/01/46	14,670	16,958,814

		33,502,077
Nevada — 1.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	12,925	14,030,734
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	51,700	57,414,918
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 7/01/19 (b)	32,685	35,708,035

		107,153,687
New Hampshire — 0.2%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	15,605	17,123,054
New Jersey — 6.4%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	15	15,338
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	5,778,350
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	5,180	5,207,091
County of Monmouth New Jersey Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/18 (b)	3,600	3,797,028
New Jersey Economic Development Authority, Refunding RB:
School Facilities Construction, Series PP, 5.00%, 6/15/26	8,380	8,832,017
Series XX, 5.00%, 6/15/26	5,000	5,302,600
Series XX, 5.25%, 6/15/27	8,030	8,608,562
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	27,064,715
Series WW, 5.25%, 6/15/40	14,955	15,586,251
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	8,280	9,014,684
School Facilities Construction, Series NN, 5.00%, 3/01/23	5,125	5,482,623
Series B, 5.00%, 11/01/26	2,500	2,665,925
Series B, 5.50%, 6/15/30	44,645	48,633,584
New Jersey Educational Facilities Authority, Refunding RB:
Princeton University, Series C, 5.00%, 7/01/42	5,000	5,987,650
University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (b)	2,870	3,200,308
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (b)	9,200	10,324,240
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (b)	33,185	39,377,653
AHS Hospital Corp., 6.00%, 7/01/21 (b)	1,200	1,423,932
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 7/01/35	7,375	8,524,173

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 7/01/38	$8,450	$9,712,007
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 7/01/39	22,245	25,526,137
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	17,110	19,331,049
St. Joseph’s Healthcare System, 6.63%, 7/01/18 (b)	200	211,208
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.75%, 12/01/27	345	380,180
Series 1, 5.75%, 12/01/28	285	313,075
Student Loan, Series 1B, 2.95%, 12/01/28	16,000	16,145,920
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA:
6.38%, 10/01/28	55	56,647
6.50%, 10/01/38	60	61,728
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/27	7,000	7,637,210
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/28	13,280	14,374,405
Federal Highway Reimbursement Revenue Notes, Series A-2B, 5.00%, 6/15/24	9,000	9,900,360
Transportation Program, Series AA, 5.00%, 6/15/38	5,000	5,117,850
Transportation System, Series A, 6.00%, 6/15/35	2,155	2,327,680
Transportation System, Series A, 5.88%, 12/15/38	14,255	14,914,436
Transportation System, Series A, 5.50%, 6/15/41	1,855	1,922,893
Transportation System, Series A, 5.00%, 6/15/42	5,680	5,787,125
Transportation System, Series AA, 5.50%, 6/15/39	39,890	42,231,543
Transportation System, Series B, 5.25%, 6/15/36	14,235	14,675,146
Transportation System, Series C, 5.25%, 6/15/32	19,770	20,828,288
New Jersey Transportation Trust Fund Authority, RB,Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/31	7,600	7,748,200
New Jersey Turnpike Authority, RB, Series A, 5.00%, 1/01/34	6,500	7,556,315
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	59,125	57,942,500

		499,528,626
New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 2/01/27	250	304,508
New York — 14.8%
City of New York New York, GO:
Sub-Series E-1, 6.25%, 10/15/18 (b)	12,875	13,754,105

See Notes to Financial Statements.

36	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
New York (continued)
City of New York New York, GO (continued):
Sub-Series E-1, 6.25%, 10/15/28	$575	$613,479
SubSeries I-1, 5.63%, 4/01/19 (b)	2,655	2,866,577
SubSeries I-1, 5.63%, 4/01/29	105	113,176
City of New York New York Housing Development Corp., RB, M/F Housing, Series M:
6.50%, 11/01/28	4,300	4,538,650
6.88%, 11/01/38	7,785	8,234,039
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	14,285	17,096,574
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution Subseries, 5.25%, 6/15/37	45,000	54,605,250
Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series EE, 5.25%, 6/15/37	7,525	9,110,141
Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 6/15/43	7,125	8,037,855
Water & Sewer System, Series FF-2, 5.50%, 6/15/40	63,370	68,636,681
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Series DD (BHAC), 5.75%, 6/15/40	9,500	9,925,410
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (c)	8,200	8,526,278
5.00%, 6/01/45	16,695	16,057,919
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/51	5,000	5,193,000
Housing Development Corp. New York, RB, Series C-2, 1.70%, 7/01/21	15,000	15,074,550
Hudson Yards Infrastructure Corp., RB, Fiscal 2012:
5.75%, 2/15/21 (b)	5,430	6,288,049
5.75%, 2/15/47	3,595	4,123,645
Long Island Power Authority, Refunding RB, Electric System, Series A, 6.00%, 5/01/19 (b)	56,950	62,054,998
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	34,794,600
Series C, 6.50%, 11/15/18 (b)	1,450	1,559,910
Series C, 6.50%, 11/15/18 (b)	17,505	18,831,879
Series C, 6.50%, 11/15/28	4,510	4,848,881
Series D, 5.25%, 11/15/41	8,030	9,139,987
Sub-Series D-1, 5.25%, 11/15/44	38,000	44,828,980
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 5.25%, 11/15/56	20,100	23,191,581
Green Bonds, Series B-1, 5.00%, 11/15/34	12,000	14,326,680
Series B, 5.00%, 11/15/37	55,110	64,302,348
Series C-1, 5.00%, 11/15/39	3,940	4,586,672
SubSeries C-1, 5.25%, 11/15/31	14,000	16,810,500
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured:
Sub-Series E-1, 5.00%, 2/01/38	10,000	11,664,300
Sub-Series E-1, 5.00%, 2/01/39	10,000	11,673,400
Sub-Series F-1, 5.00%, 5/01/42	35,000	40,857,950

Municipal Bonds	Par (000)	Value
New York (continued)
New York City Water & Sewer System, RB, 2nd General Resolution, Series DD, 5.75%, 6/15/40	$13,400	$14,000,052
New York City Water & Sewer System, Refunding RB:
2nd General Resolution Sub Series CC1, 5.00%, 6/15/37	25,000	29,496,750
2nd General Resolution Series CC, 5.25%, 6/15/46	65,965	78,288,581
Series EE, 5.25%, 6/15/36	15,500	18,765,075
New York State Urban Development Corp., Refunding RB, Series D, 5.63%, 1/01/28	3,000	3,201,300
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/41	5,115	5,555,453
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	48,265	51,357,339
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (c)	5,000	5,020,150
Port Authority of New York & New Jersey, RB, Consolidated, 163rd Series, 5.00%, 7/15/39	13,250	14,557,642
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
151st Series, 6.00%, 9/15/28	74,580	77,196,266
152nd Series, 5.75%, 11/01/30	4,695	4,874,772
Port Authority of New York & New Jersey, Refunding RB:
5.25%, 11/15/56	58,140	68,130,196
194th Series, 5.25%, 10/15/55	37,020	42,853,982
State of New York Dormitory Authority, RB:
Columbia University, 5.00%, 7/01/38	46,870	48,820,261
Series 2015-B, 5.00%, 3/15/33	10,000	11,795,700
Series B, 5.75%, 3/15/19 (b)	19,280	20,803,698
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	19,920	22,937,083
Town of Oyster Bay New York, GO:
RAN, 2.50%, 2/23/18	2,760	2,774,159
Refunding BAN, Series C, 2.50%, 6/01/18	3,855	3,872,386
Triborough Bridge & Tunnel Authority, RB, Series A-2:
5.38%, 11/15/18 (b)	2,135	2,263,805
5.38%, 11/15/38	3,580	3,785,778
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.25%, 11/15/45	7,805	9,135,752

		1,155,754,224
North Carolina — 0.5%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,299,250
North Carolina Eastern Municipal Power Agency, Refunding RB:
(AMBAC), 6.00%, 1/01/18 (g)	16,555	16,984,436
Series A, 5.25%, 1/01/18 (b)	10,835	11,074,237
State of North Carolina, RB, Series A, 5.25%, 5/01/31	4,000	4,419,600

		35,777,523

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	37

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Ohio — 1.0%
Buckeye Tobacco Settlement Financing Authority, RB, 6.25%, 6/01/37	$15,450	$15,554,751
Butler County Port Authority, RB, StoryPoint Fairfield Project, Series A-1, 6.50%, 1/15/52 (c)	2,860	2,885,769
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	577,930
6.50%, 11/15/37	12,690	14,994,504
6.00%, 11/15/41	4,415	5,108,994
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.50%, 5/01/19 (b)	3,695	3,991,782
Series A, 5.50%, 5/01/34	6,900	7,235,961
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	17,195	18,247,678
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 2/15/39	7,500	8,699,550

		77,296,919
Pennsylvania — 2.5%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project (c):
5.00%, 5/01/27	3,250	3,566,128
5.00%, 5/01/32	3,750	3,960,300
5.00%, 5/01/42	6,305	6,540,807
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (g)	1,700	1,875,202
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	9,520	10,272,366
6.38%, 1/01/39	1,055	1,132,121
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 6/01/29	6,670	7,269,099
6.00%, 6/01/19 (b)	6,090	6,656,370
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 6/01/19 (b)	3,295	3,601,435
6.00%, 6/01/36	595	646,414
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project:
5.13%, 7/01/37	1,000	1,069,430
Series A, 6.25%, 7/01/26	1,160	1,160,174
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,365	2,730,629
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	3,475	3,750,428
Pennsylvania Turnpike Commission, RB:
Series B, 5.25%, 6/01/39	12,420	13,234,876
Series B, 5.25%, 12/01/39	3,560	4,028,460
Series B (BAM), 5.25%, 12/01/44	8,000	9,177,680
Sub-Series A, 5.50%, 12/01/46	46,430	54,682,004
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (b)	1,195	1,387,969
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	22,000	25,026,540

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, RB, University of the Sciences, 5.00%, 11/01/47	$30,000	$33,425,400

		195,193,832
Puerto Rico — 0.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.38%, 5/15/33	85	85,277
5.50%, 5/15/39	22,140	22,244,944
5.63%, 5/15/43	22,205	22,218,989

		44,549,210
Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 6/01/50	7,000	7,197,890
South Carolina — 0.4%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.25%, 8/01/34	1,525	1,759,896
6.50%, 8/01/39	4,455	5,197,693
South Carolina Jobs-Economic Development Authority, Refunding RB, the Woodlands at Furman 5.25%, 11/15/37	5,555	5,812,585
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,090	3,318,382
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.75%, 12/01/43	13,875	15,723,705

		31,812,261
Texas — 9.0%
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc., Airport Improvement Projects, Series C, AMT, 5.00%, 7/15/20	6,535	7,038,456
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien:
Series A (AGC), 6.00%, 5/15/19 (b)	30,645	33,445,034
Series A (AGC), 6.00%, 11/15/35	1,705	1,861,877
Series A (AGC), 5.38%, 11/15/38	1,855	1,986,241
Series B, 5.00%, 11/15/38	4,520	5,338,391
City of Houston Texas Utility System, Refunding RB, Series A, 1st Lien, 5.25%, 11/15/30	24,305	27,517,635
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 5.00%, 2/01/42	14,150	16,543,472
City of Texas El Paso, GO, 5.00%, 8/15/42	15,845	18,153,458
Cleburne Independent School District, GO, Unlimited Tax, School Building (PSF-GTD), 5.00%, 2/15/41	33,695	39,031,277
Comal Independent School District, GO, School Building, Series A (PSF-GTD), 5.25%, 2/01/18 (b)	2,245	2,302,001
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/23 (b)	1,075	1,372,442
7.00%, 1/01/23 (b)	2,625	3,351,311
6.38%, 1/01/33	465	527,952
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	9,775	10,839,497

See Notes to Financial Statements.

38	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (b):
6.00%, 8/15/20	$3,700	$4,245,232
6.00%, 8/15/20	46,300	53,122,768
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	11,265	12,332,584
Series H, 5.00%, 11/01/37	32,100	35,142,117
Series H, 5.00%, 11/01/42	25,265	27,551,230
Grand Parkway Transportation Corp., RB, Series B, 5.25%, 10/01/51	22,155	25,702,459
Harris County Cultural Education Facilities Finance Corp., RB, 5.50%, 10/01/39	8,500	9,225,475
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/30	6,085	7,189,123
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A (c):
5.00%, 8/15/37	2,000	2,005,800
5.13%, 8/15/47	2,085	2,091,401
North Texas Municipal Water District, Refunding RB, 6.25%, 6/01/18	2,795	2,929,719
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	4,815	5,646,936
North Texas Tollway Authority, Refunding RB:
1st Tier System, 6.00%, 1/01/34	11,490	13,218,211
1st Tier System (NPFGC), 5.75%, 1/01/18 (b)	2,895	2,965,117
1st Tier System (NPFGC), 5.75%, 1/01/40	935	955,261
1st Tier System, Series A, 6.00%, 1/01/28	185	198,215
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/19 (b)	2,245	2,409,918
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18 (b)	8,425	8,629,054
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18 (b)	3,890	3,984,216
1st Tier System, Series SE (NPFGC), 5.75%, 1/01/40	1,445	1,477,411
Series C, 6.00%, 1/01/25	12,630	13,539,991
Northwest Independent School District, GO, Unlimited Tax, School Building (PSF-GTD), 5.00%, 2/15/42	42,000	48,617,100
Richardson Independent School District, GO, Unlimited Tax, School Building (PSF-GTD), 5.00%, 2/15/42	35,255	40,809,425
State of Texas, GO, Transportation Commission, Refunding, Series A, 5.00%, 10/01/44	10,000	11,533,800
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 2/15/47	30,000	34,370,700
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	29,535	33,412,059
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	25,811,520
Texas Water Development Board, RB, State Water Implementation Revenue, 5.25%, 10/15/46	65,415	78,562,761

Municipal Bonds	Par (000)	Value
Texas (continued)
Ysleta Independent School District, GO, Unlimited Tax, School Building (PSF-GTD), 5.00%, 8/15/45	$22,905	$26,453,443

		703,442,090
Utah — 1.6%
County of Utah Utah, RB, IHC Health Services, Inc.:
5.00%, 5/15/43	70,000	77,185,500
Series B, 5.00%, 5/15/46	22,500	25,850,475
Salt Lake City Corp. Airport Revenue, RB, AMT, Series A:
5.00%, 7/01/35	2,970	3,441,071
5.00%, 7/01/36	3,000	3,467,460
5.00%, 7/01/42	11,960	13,713,097

		123,657,603
Virginia — 0.5%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.50%, 3/01/46	1,815	1,817,541
University of Virginia, Refunding RB, Series A, 5.00%, 4/01/42	10,000	11,912,900
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	25,515	28,749,537

		42,479,978
Washington — 1.3%
City of Seattle Washington Housing Authority, RB, M/F Housing, Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,761,220
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	35,385	42,324,352
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 1/01/45	21,355	23,483,026
MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (b)	2,000	2,205,600
Swedish Health Services, Series A, 6.75%, 5/15/21 (b)	16,000	19,335,520
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,090	10,657,663

		100,767,381
Wisconsin — 0.2%
Public Finance Authority, RB (c):
Delray Beach Radiation Therapy, 7.00%, 11/01/46	6,385	6,462,578
Mary’s Woods at Marylhurst Project, 5.25%, 5/15/47	1,000	1,065,780
Public Finance Authority, Refunding RB, AMT, National Gypsum Co., 5.25%, 4/01/30	5,900	6,300,728

		13,829,086
Total Long-Term Investments (Cost — $7,053,988,345) — 93.9%		7,337,528,640

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.72% (h)(i)	429,034,619	429,163,329
Total Short-Term Securities (Cost — $429,119,054) — 5.5%		429,163,329
Total Investments (Cost — $7,483,107,399) — 99.4%		7,766,691,969
Other Assets Less Liabilities — 0.6%		47,705,192

Net Assets — 100.0%		$7,814,397,161

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	39

Schedule of Investments (continued)	BlackRock National Municipal Fund

Notes to Schedule of investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	During the year ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	23,262,363	405,772,256	429,034,619	$429,163,329	$1,708,846	$529,727	$44,275
[1] Includes capital gain distributions.

(i)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(350)	5-Year U.S. Treasury Note	September 2017	$41,242,578	$74,773
(1,200)	10-Year U.S. Treasury Note	September 2017	$150,637,500	637,214
(757)	Long U.S. Treasury Bond	September 2017	$116,341,438	(306,445)
(250)	Ultra U.S. Treasury Bond	September 2017	$41,468,750	(542,273)
Total				$(136,731)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$711,987	—	$711,987
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$848,718	—	$848,718

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$3,862,102	—	$3,862,102
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,879,052	—	$1,879,052

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$330,984,362

See Notes to Financial Statements.

40	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock National Municipal Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$7,337,528,640	—	$7,337,528,640
Short-Term Securities	$429,163,329	—	—	429,163,329

Total	$429,163,329	$7,337,528,640	—	$7,766,691,969

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$711,987	—	—	$711,987
Liabilities:
Interest rate contracts	(848,718)	—	—	(848,718)

Total	$(136,731)	—	—	$(136,731)

[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	41

Schedule of Investments June 30, 2017	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
Auburn University, Refunding RB, Series A, 5.00%, 6/01/20	$250	$277,095
State of Alabama Docks Department, Refunding RB, Docks Facilities Revenue, Series B:
5.00%, 10/01/18	1,000	1,044,270
5.00%, 10/01/19	1,000	1,074,440
5.00%, 10/01/20	1,750	1,929,025

		4,324,830
Arizona — 4.6%
Arizona Health Facilities Authority, Refunding RB, Banner Health, Series A, 5.00%, 1/01/19	2,735	2,892,700
City of Peoria Arizona, GO, Refunding, GO, Refunding, Series B, 4.00%, 7/15/19	5,325	5,634,383
Maricopa County IDA, Refunding RB, Banner Health, Series A, 5.00%, 1/01/20	2,500	2,727,050
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/18 (a)	10,000	10,205,700

		21,459,833
California — 11.6%
California Municipal Finance Authority, Refunding RB:
Biola University, 5.00%, 10/01/20	305	339,014
Community Medical Centers, Series A, 5.00%, 2/01/18	750	766,605
Community Medical Centers, Series A, 5.00%, 2/01/19	1,000	1,055,960
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/19	6,360	6,818,429
California State University, Refunding RB, Series A, 5.00%, 11/01/18	1,800	1,896,858
California Statewide Communities Development Authority, Refunding RB, Rady Children’s Hospital, Series A:
4.00%, 8/15/18	1,125	1,163,846
4.00%, 8/15/19	625	663,369
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, Series B, AMT, 5.00%, 5/15/20	1,100	1,212,442
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 8/01/18	1,020	1,053,303
Fresno Joint Powers Financing Authority, Refunding RB, Master Lease Project, Series A:
5.00%, 4/01/20	1,000	1,092,880
5.00%, 4/01/21	1,250	1,399,325
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Series A, 5.00%, 6/01/19	1,000	1,072,310
Series A-1, 5.00%, 6/01/20	8,000	8,811,280
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 12/01/18	10,000	10,532,400
Palmdale Financing Authority, Refunding RB, (AGM):
4.00%, 11/01/19	325	345,273
4.00%, 11/01/20	340	368,475
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A, 5.00%, 7/01/19	1,055	1,138,028
Semitropic Improvement District, Refunding RB, Series A, 5.25%, 12/01/19 (a)	500	550,350
State of California, GO, Refunding, Series A, 5.00%, 7/01/19 (a)	5,500	5,935,160
State of California Department of Water Resources, Refunding RB, Central Valley Project, 5.00%, 6/01/18 (a)	2,580	2,677,060
State of California Public Works Board, RB, Various Capital Projects, Sub Series I-1, 5.38%, 11/01/19 (a)	5,000	5,500,100

		54,392,467

Municipal Bonds	Par (000)	Value
Colorado — 1.8%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding, Series A, 5.00%, 12/01/20	$355	$399,421
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A:
5.00%, 11/15/18	3,000	3,158,550
5.00%, 11/15/19	500	542,785
Colorado Health Facilities Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series B, 5.00%, 1/01/18	4,440	4,527,246

		8,628,002
Connecticut — 6.1%
State of Connecticut, GO:
Series A, 5.00%, 4/15/20	8,800	9,571,320
Series C, VRDN (Bank of America N.A SBPA), 1.05%, 5/15/34 (b)	9,500	9,500,000
Series D, 5.00%, 11/01/19	1,425	1,532,773
State of Connecticut, Special Tax Revenue, RB, Series A, 5.00%, 8/01/19	3,000	3,216,210
State of Connecticut, Special Tax Revenue, Refunding RB, Series B, 5.00%, 8/01/19	2,665	2,857,066
Town of Manchester, GO, 2.00%, 2/21/18	1,000	1,005,510
University of Connecticut, RB, Series A, 5.00%, 2/15/18	1,000	1,024,370

		28,707,249
District of Columbia — 0.9%
Metropolitan Washington Airports Authority, Refunding RB, Series A AMT, 5.00%, 10/01/17	4,000	4,041,240
Florida — 7.1%
County of Monroe School District, RB, Florida Sales Tax (AGM), 5.00%, 10/01/20	500	557,535
Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/18	17,985	18,713,932
Orlando Utilities Commission, Refunding RB, Series A, 5.00%, 10/01/27 (b)	5,000	5,572,000
South Florida Water Management District, COP, Refunding, 5.00%, 10/01/19	1,500	1,622,790
State of Florida, GO, Refunding, Series A, 5.00%, 7/01/19	6,500	7,006,155

		33,472,412
Georgia — 1.6%
Glynn-Brunswick Memorial Hospital Authority, RB, Southeast Georgia Health System Project, Series B, VRDN (TD Bank NA LOC), 0.89%, 8/01/38 (b)	7,500	7,500,000
Illinois — 2.9%
Chicago O’Hare International Airport, Refunding RB, General, Senior Lien, Series B, 5.00%, 1/01/20	7,000	7,635,740
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/17	1,075	1,089,136
Metropolitan Water Reclamation District of Greater Chicago, GO, Refunding, Series A, 5.00%, 12/01/17	1,005	1,022,386
State of Illinois, Refunding RB, Sales Tax, Build Illinois Bonds, 5.00%, 6/15/19	3,715	3,936,600

		13,683,862
Indiana — 0.3%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Indianapolis Airport Authority Project, Series A-1, AMT, 5.00%, 1/01/19	1,250	1,320,538
Iowa — 4.8%
Iowa Finance Authority, RB, VRDN, CJ BIO America, Inc. Project (Korea Development Bank LOC), 1.15%, 4/01/22 (b)	22,460	22,460,000

See Notes to Financial Statements.

42	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund

Municipal Bonds	Par (000)	Value
Kentucky — 1.1%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Series A, 5.00%, 7/01/17	$5,000	$5,000,450
Louisiana — 1.5%
Louisiana Public Facilities Authority, RB, VRDN (b):
Air Products & Chemicals Project, 0.95%, 8/01/50	5,400	5,400,000
Air Products and Chemicals Project, 0.91%, 12/01/40	800	800,000
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 5/15/20	225	247,145
West Baton Rouge Parish School District No. 3, GO (AGM) (c):
3.00%, 3/01/21	300	315,360
5.00%, 3/01/21	225	252,371

		7,014,876
Massachusetts — 5.1%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/20	7,540	8,296,714
Commonwealth of Massachusetts, GO, Refunding:
Series B, 5.00%, 8/01/19	7,595	8,204,423
Series D (AGM), 5.50%, 11/01/19	4,250	4,677,593
Massachusetts Development Finance Agency, Refunding RB, Harvard University, Series B-1, 5.00%, 10/15/20 (a)	765	859,852
Massachusetts State Educational Financing Authority, RB, Issue I, AMT, 4.00%, 1/01/18	1,750	1,772,540
Massachusetts State Educational Financing Authority, Refunding RB, Issue K, Senior Series A, AMT, 4.00%, 7/01/20	375	398,104

		24,209,226
Michigan — 2.7%
Grand Rapids Public Schools, GO, Refunding (AGM):
5.00%, 5/01/19	220	234,995
5.00%, 5/01/20	475	523,122
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/17	300	304,404
Henry Ford Health System, 5.00%, 11/15/18	270	283,511
Trinity Health Corp., 5.00%, 12/01/17	2,460	2,502,657
Michigan State Hospital Finance Authority, RB, VRDN (Barclays Bank PLC SBPA), 0.95%, 11/15/33 (b)	1,935	1,934,342
Michigan State Housing Development Authority, Refunding RB, VRDN, S/F Housing, Series C (Barclays Bank PLC SBPA), 0.99%, 12/01/35 (b)	5,900	5,900,000
University of Michigan, Refunding RB, General, Series A, 5.00%, 4/01/20	1,000	1,105,730

		12,788,761
Mississippi — 1.1%
Mississippi Business Finance Corp., RB, Chevron U.S.A., Inc. Project, Series K, VRDN, 1.00%, 11/01/35 (b)	5,380	5,380,000
Nebraska — 1.7%
Nebraska Public Power District, RB, General, Series B, 5.00%, 1/01/18 (a)	8,000	8,164,560
Nevada — 0.5%
County of Clark Department of Aviation, Refunding RB, Series B, 5.00%, 7/01/18	2,250	2,339,798
New Jersey — 11.1%
Borough of Oceanport New Jersey, GO, BAN, 2.00%, 6/29/18 (c)	5,518	5,556,175
City of North Wildwood New Jersey, GO, Refunding BAN, 2.25%, 5/09/18	4,530	4,564,655

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Gloucester County Improvement Authority, Refunding RB, Rowan University Project, Series A, 5.00%, 11/01/20 (c)	$520	$578,666
New Jersey EDA, Refunding RB, Transit Corp. Projects, Series B, 5.00%, 11/01/19	4,500	4,736,970
New Jersey Educational Facilities Authority, Refunding RB, The William Paterson University of New Jersey, Series E (BAM):
5.00%, 7/01/19	1,995	2,141,273
5.00%, 7/01/20	2,160	2,388,550
New Jersey Health Care Facilities Financing Authority, Refunding RB, Meridian Health System, 5.00%, 7/01/17	2,000	2,000,240
New Jersey Transportation Trust Fund Authority, RB, Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/20	11,500	12,287,290
New Jersey Turnpike Authority, Refunding RB, Series B:
5.00%, 1/01/19	2,670	2,822,297
5.00%, 1/01/20	3,190	3,479,716
Township of Lacey New Jersey, GO, BAN, Series A, 2.00%, 5/25/18	3,000	3,018,510
Township of Lumberton New Jersey, GO, Refunding BAN, Series A, 2.25%, 5/09/18	2,682	2,701,383
Township of Pennsauken New Jersey, GO, BAN, Series A, 2.50%, 6/20/18	2,515	2,543,746
Township of Winslow New Jersey, GO, 1.75%, 6/06/18	3,508	3,524,481

		52,343,952
New Mexico — 0.3%
New Mexico Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 6/15/18	1,330	1,381,963
New York — 17.7%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/20	335	366,413
City of Glens Falls New York, GO, Refunding BAN, 1.40%, 6/08/18	6,575	6,575,657
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/19	10,000	10,785,500
Series C, 4.00%, 8/01/18	5,000	5,159,850
City of Yonkers, GO, Series A (AGM), 4.00%, 11/15/19	600	633,780
Cooperstown Central School District, GO, BAN, 2.00%, 6/29/18	5,000	5,030,500
County of Nassau New York, GO, Series C, 5.00%, 4/01/19	1,400	1,493,114
Erie County Industrial Development Agency, Refunding RB, City School District Buffalo Project, Series A, 5.00%, 5/01/18	2,000	2,068,180
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Fiscal 2015, Sub-Series E-1:
5.00%, 2/01/19 (d)	1,660	1,763,717
5.00%, 2/01/19	3,340	3,546,479
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/18	3,605	3,795,993
New York State Dormitory Authority, Refunding RB, Wyckoff Heights Medical Center, 4.00%, 2/15/18	2,200	2,240,436
New York State Environmental Facilities Corp., Refunding RB, Series A, 5.00%, 6/15/18	5,000	5,196,800
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 5/01/19	4,740	5,066,681
Oneida City School District Foundation, Inc., GO, 2.00%, 6/29/18	4,000	4,024,400

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	43

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding RB:
167th Series, 5.00%, 9/15/19	$5,000	$5,403,050
172nd Series, 5.00%, 10/01/18	8,765	9,187,297
197th Series, AMT, 5.00%, 11/15/19	2,750	2,986,830
Southwestern Central School District, GO, Chautauqua County, BAN, 2.00%, 6/28/18	7,000	7,040,600
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 6/01/20	770	838,846

		83,204,123
North Carolina — 0.2%
Charlotte-Mecklenburg Hospital Authority, Refunding RB, Carolinas Healthcare System, Series A, 5.00%, 1/15/19	765	809,584
Ohio — 2.9%
City of Marion Ohio, GO, Refunding, BAN, 2.00%, 9/07/17	1,000	1,002,300
City of Springfield Ohio, GO, Various Purpose Sewer, BAN, 1.50%, 8/03/17	1,000	1,000,440
City of Willoughby Ohio, GO, BAN, 2.00%, 6/22/18	5,000	5,032,450
State of Ohio, GO, Series B, 5.00%, 3/15/19	5,000	5,331,850
Village of Woodmere Ohio, GO, Various Purpose, BAN, 1.50%, 10/04/17	1,400	1,401,554

		13,768,594
Oklahoma — 1.7%
County of Cleveland Oklahoma Educational Facilities Authority, LRB, Norman Public Schools Project, 5.00%, 7/01/17	1,520	1,520,167
Grand River Dam Authority, Refunding RB, Series A, 5.00%, 6/01/20	4,000	4,426,240
Norman Regional Hospital Authority, Refunding RB:
4.00%, 9/01/19	1,000	1,049,130
5.00%, 9/01/20	1,000	1,096,720

		8,092,257
Oregon — 2.3%
City of Portland Oregon Sewer System Revenue, Refunding RB, 1st Lien, Series A, 5.00%, 6/01/19	10,000	10,757,200
Pennsylvania — 2.4%
Commonwealth of Pennsylvania, GO, 2nd Series, 5.00%, 9/15/19	5,000	5,413,800
County of Lehigh Pennsylvania IDA, Refunding RB, Place Electric Utilities Corp., Series B, 0.90%, 8/15/17 (b)	5,000	5,000,050
Philadelphia Municipal Authority, Refunding RB, Juvenile Justice Services Center, 5.00%, 4/01/20	700	764,421

		11,178,271
Tennessee — 1.7%
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, Series A, 5.00%, 5/01/20	690	759,297

Municipal Bonds	Par (000)	Value
Tennessee (continued)
Shelby County Health Educational & Housing Facilities Board, Refunding RB, Providence Place Apartments Project, VRDN (Fannie Mae LOC), 0.96%, 12/15/42 (b)	$1,945	$1,945,000
State of Tennessee, GO, Refunding, Series A, 5.00%, 8/01/18	5,000	5,219,800

		7,924,097
Texas — 5.3%
City of Corpus Christi Texas Utility System, Refunding RB, Junior Lien, 4.00%, 7/15/17	2,000	2,002,640
City of San Antonio Texas, GO, Refunding, 5.00%, 2/01/18	2,475	2,534,598
City Public Service Board of San Antonio, Refunding RB, Series D, 5.00%, 2/01/19	6,485	6,885,384
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
Baylor College of Medicine, 5.00%, 11/15/19	1,660	1,798,178
VRDN, Methodist Hospital, Sub-Series C-2, 0.95%, 12/01/27 (b)	1,100	1,100,000
North Texas Municipal Water District, Refunding RB, 5.00%, 9/01/18	5,910	6,186,647
Tarrant Regional Water District, Refunding RB, Water Control & Improvement District, 5.00%, 3/01/20	3,980	4,375,015

		24,882,462
Washington — 0.6%
State of Washington, GO, Various Purpose, Series A, 5.00%, 7/01/18 (a)	2,625	2,731,654
Washington Health Care Facilities Authority, Refunding RB, Seattle Cancer Care Alliance, 5.00%, 3/01/18	290	297,215

		3,028,869
Total Long-Term Investments (Cost — $481,892,028) — 102.5%		482,259,476

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.72% (e)(f)	68,139	68,159
Total Short-Term Securities (Cost — $68,159) — 0.0%		68,159
Total Investments (Cost — $481,960,187) — 102.5%		482,327,635
Liabilities in Excess of Other Assets — (2.5)%		(11,886,900)

Net Assets — 100.0%		$470,440,735

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate as of period end.

(c)	When-issued security.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund

(e)	During the year ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	16,471,442	(16,403,303)	68,139	$68,159	$35,549	$5,908	—
[1] Includes capital gain distributions.

(f)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$482,259,476	—	$482,259,476
Short-Term Securities	$68,159	—	—	68,159

Total	$68,159	$482,259,476	—	$482,327,635

[1] See above Schedule of Investments for values in each state or political subdivision.

During the year ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	45

Schedule of Investments June 30, 2017	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
New York — 1.3%
American Museum of Natural History, 4.37%, 7/15/45	$1,000	$1,091,015
Apple, Inc.:
3.20%, 5/11/27	763	771,912
3.00%, 6/20/27	1,187	1,181,038
New York & Presbyterian Hospital, 4.06%, 8/01/56	2,000	1,996,686
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 7/01/45	1,000	1,026,962
Northwell Healthcare, Inc., 3.98%, 11/01/46	2,000	1,908,670
Verizon Communications, Inc., 5.25%, 3/16/37	1,421	1,527,562
Total Corporate Bonds — 1.3%		9,503,845

Municipal Bonds
New York — 84.2%
Corporate — 2.5%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	280	301,000
City of New York New York Industrial Development Agency, Refunding RB:
Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	500	556,870
Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	1,520	1,626,689
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	365,260
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	750	912,585
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	1,006,262
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,405	6,731,009
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	2,150	2,158,664
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	1,849,555
Syracuse Industrial Development Agency, Refunding RB, Carousel Center Project, Series A, AMT, 5.00%, 1/01/35	2,300	2,582,394

		18,090,288
County/City/Special District/School District — 20.1%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	3,950	4,423,644
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/30	2,250	2,667,150
Series B, 5.00%, 8/01/31	1,250	1,476,475
Series C, 5.00%, 8/01/34	500	576,175
Series E, 5.50%, 8/01/25	1,280	1,555,955
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	400	449,320
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	799,903
Sub-Series I-1, 5.38%, 4/01/36	805	863,041
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (b)	5,000	1,019,050

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/35	$3,500	$4,071,200
5.00%, 11/15/40	6,090	7,024,876
4.00%, 11/15/45	2,075	2,148,165
5.00%, 11/15/45	8,490	9,732,172
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (b)	5,000	1,926,100
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (b)	1,500	509,115
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	755,202
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,850	1,854,329
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	790	791,841
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	250	250,698
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	1,000	1,005,890
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	209,350
Fiscal 2011, Sub-Series S-1B, Build America Bonds, 6.83%, 7/15/40	1,500	2,002,200
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Series E-1, 5.00%, 2/01/42	650	729,879
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,151,950
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	680	781,130
Fiscal 2015, Sub-Series B-1, 5.00%, 8/01/42	2,800	3,214,708
Fiscal 2015, Sub-Series E1, 5.00%, 2/01/41	3,000	3,439,380
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	5,000	5,816,650
Fiscal 2016, Sub-Series B-2, 3.15%, 11/01/25	2,000	2,022,940
City of Poughkeepsie, GO, Refunding BAN, Series A, 4.00%, 5/04/18	1,200	1,209,192
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	530,915
County of Nassau New York, GO, Refunding, Series A, 5.00%, 1/01/38	1,500	1,705,590
County of Nassau New York, GO:
Series A, 5.00%, 1/15/30	2,205	2,602,407
Series B, 5.00%, 4/01/29	2,350	2,804,561
Series B, 5.00%, 10/01/30	5,500	6,493,575
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	140	161,841
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Senior:
5.75%, 2/15/21 (c)	60	69,481
5.75%, 2/15/47	40	45,882
Hudson Yards Infrastructure Corp., Refunding RB, Fiscal 2017, Series A, 5.00%, 2/15/42	16,750	19,425,645

See Notes to Financial Statements.

46	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Fiscal 2017:
Series A, Sub-Series E-1, 5.00%, 2/01/36	$3,500	$4,095,210
Sub-Series F-1, 5.00%, 5/01/38	3,450	4,037,017
Sub-Series F-1, 5.00%, 5/01/39	4,295	5,029,789
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	9,305	10,199,862
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,302,828
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	5,000	5,346,050
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	400	439,092
4 World Trade Center Project, 5.00%, 11/15/31	860	968,695
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,661,670
4 World Trade Center Project, 5.75%, 11/15/51	1,250	1,434,650
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	425	455,485
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,085	3,441,441
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	1,720	1,870,706
State of New York State Dormitory Authority, RB, Series C, 5.00%, 10/01/42	1,695	1,915,587
Town of Oyster Bay New York, GO:
Series A, 3.50%, 6/01/18	3,840	3,890,995
RAN, 2.50%, 2/23/18	275	276,411
Town of Oyster Bay New York, GO, Refunding, BAN:
Series B, 3.50%, 2/02/18	640	646,662
Series C, 2.50%, 6/01/18	385	386,736
Series C, 4.00%, 6/01/18	615	621,697

		146,338,160
Education — 11.3%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	305	319,466
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 6/01/43	325	368,810
Manhattan College Project, 5.00%, 8/01/47	1,250	1,428,237
New York Law School Project, 5.00%, 7/01/41	1,330	1,450,086
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	527,520
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
Alvin Ailey Dance Foundation, 4.00%, 7/01/41	1,000	1,035,200
Alvin Ailey Dance Foundation, 4.00%, 7/01/46	1,715	1,770,017
American Museum of Natural History, 5.00%, 7/01/37	885	1,022,025

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of New York New York Trust for Cultural Resources, Refunding RB, Series A (continued):
Carnegie Hall, 4.75%, 12/01/39	$1,550	$1,658,577
Carnegie Hall, 5.00%, 12/01/39	1,325	1,428,906
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
5.00%, 8/01/28	2,690	3,181,409
Series A, 5.13%, 9/01/40	4,280	4,681,250
Series B, 4.00%, 8/01/35	1,000	1,043,570
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (c)	1,000	1,094,240
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	620	689,750
The Charter School For Applied Technologies Project, 5.00%, 6/01/35 (e)	600	643,308
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 5/01/34	130	141,183
5.00%, 5/01/39	165	177,948
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	2,475	2,082,762
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project, 5.00%, 7/01/42	1,980	2,320,025
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 7/01/32	300	360,423
Series A, 5.00%, 7/01/33	350	417,445
Series A, 5.00%, 7/01/34	350	414,757
Series A, 5.00%, 7/01/35	800	944,960
Series A, 5.00%, 7/01/36	1,000	1,176,450
Series A, 5.00%, 7/01/37	500	587,280
Series A, 5.00%, 7/01/38	240	271,966
Series C, 5.05%, 7/01/28	1,000	1,141,650
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (c)	1,000	1,093,620
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	382,716
5.00%, 7/01/42	220	233,055
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	565,455
County of St. Lawrence New York Industrial Development Agency, Refunding RB, St. Lawrence University Project:
Series A, 4.00%, 7/01/43	2,000	2,078,220
Series B, 4.43%, 7/01/56	1,500	1,535,175
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	501,894
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,120,780
5.00%, 7/01/44	2,000	2,232,220

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	47

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project:
5.00%, 7/01/30	$200	$231,612
5.00%, 7/01/31	200	230,332
5.00%, 7/01/32	440	504,865
5.00%, 7/01/35	155	176,026
5.00%, 7/01/36	100	113,314
5.00%, 7/01/41	215	242,019
5.00%, 7/01/46	300	336,216
New York State Dormitory Authority, RB:
New School Project, Series B, 4.22%, 7/01/38	1,000	994,700
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	4,500	6,041,430
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/40	2,500	2,798,650
New School (AGM), 5.50%, 7/01/20 (c)	1,000	1,125,820
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	675,435
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	230	292,951
State University Dormitory Facilities, Series A, 5.00%, 7/01/19 (c)	750	809,183
State University Dormitory Facilities, Series A, 5.25%, 7/01/19 (c)	5	5,419
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	600	621,222
Touro College & University System, Series A, 5.50%, 1/01/44	2,000	2,204,740
University of Rochester, Series A, 5.75%, 7/01/19 (c)	865	945,903
University of Rochester, Series A, 5.75%, 7/01/39	135	146,084
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/33	470	540,401
Barnard College, Series A, 5.00%, 7/01/43	1,000	1,136,020
Brooklyn Law School, 5.75%, 7/01/33	475	509,124
Culinary Institute of America, 5.00%, 7/01/42	300	319,779
Fordham University, 5.00%, 7/01/44	850	962,387
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	800	904,576
New York University, Series A, 5.00%, 7/01/42	1,000	1,126,400
Pratt Institute, Series A, 5.00%, 7/01/44	1,000	1,108,160
Rochester Institute of Technology, 5.00%, 7/01/34	750	830,588
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,627,739
Skidmore College, Series A, 5.25%, 7/01/29	135	154,710
St. John’s University, Series A, 5.00%, 7/01/37	350	398,405
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,095	2,444,153
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	2,095	2,415,556
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	895	1,008,128
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	1,875	2,186,400

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Teachers College, 5.50%, 3/01/19 (c)	$850	$912,670
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	465	525,194
Adelphi University Project, 5.00%, 10/01/35	265	298,750
Hofstra University Project, 5.00%, 7/01/47	2,065	2,376,547

		82,403,963
Health — 8.0%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	500	558,395
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 7/01/30	600	680,154
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,000	1,073,040
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program:
Series A-1, 6.50%, 7/01/17	135	135,001
Series C-1, 6.50%, 7/01/17	715	715,007
Series A-1, 4.38%, 7/01/20	405	388,112
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc.:
Series A, 5.00%, 7/01/34	750	834,098
Series B, 4.00%, 7/01/41	10,755	11,000,106
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	332,535
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A, 6.00%, 2/01/28	185	185,305
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	465	465,442
5.00%, 12/01/32	580	580,377
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/46	4,800	5,373,360
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,186,112
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 7/01/21	270	270,038
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	715	715,100
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	305	336,180
County of Suffolk New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1, 6.50%, 7/01/17	55	55,003

See Notes to Financial Statements.

48	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	$285	$285,040
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A:
4.25%, 7/01/44	1,595	1,609,610
5.00%, 7/01/44	1,250	1,335,125
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	3,968,056
Series B, 6.00%, 11/01/20 (c)	325	375,898
Series B, 6.00%, 11/01/30	50	55,544
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 5.00%, 1/01/28	930	1,034,169
Kendal On Hudson Project, 5.00%, 1/01/34	875	950,215
Westchester Medical Center Obligation, 5.00%, 11/01/46	1,610	1,746,850
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	4,390	5,089,986
Healthcare, Series A, 5.00%, 3/15/19 (c)	250	266,875
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,228
Mental Health Services (AGM), 5.00%, 2/15/22	80	83,587
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (c)	5	5,228
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/19 (c)	700	768,348
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (c)	1,055	1,195,494
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (c)	1,675	1,809,955
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (c)	1,725	1,871,815
Orange Regional Medical Center, 5.00%, 12/01/40 (a)	1,300	1,410,409
Orange Regional Medical Center, 5.00%, 12/01/45 (a)	1,700	1,835,915
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	302,717
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,794,576
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,500	2,766,775
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,570	1,771,400
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,000	1,062,010

		58,284,190
Housing — 2.0%
City of New York New York Housing Development Corp., RB:
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	2,020	2,312,112

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (continued)
City of New York New York Housing Development Corp., RB (continued):
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	$400	$448,548
Sustainable Neighborhood Bonds, 4.15%, 11/01/46	2,805	2,915,152
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	770	805,828
City of Yonkers New York Industrial Development Agency, RB, Series A, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	586,585
Sacred Heart Association Project, 5.00%, 10/01/37	1,640	1,642,723
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,002,710
County Westchester Local Development Corp., Refunding RB, Waterburg Senior Housing, Series A, 5.00%, 6/01/30 (a)	965	967,200
State of New York HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 2/15/38	875	875,858
Highland Avenue Senior Apartments (SONYMA), 5.00%, 2/15/39	2,000	2,014,820
Kensico Terrace Apartments (SONYMA), 4.90%, 2/15/38	645	645,529
Watergate II, 4.75%, 2/15/34	580	580,452

		14,797,517
State — 5.2%
New York State Dormitory Authority, RB:
Income Tax, Series A, 5.00%, 2/15/36	9,000	10,521,180
Series A, 5.00%, 2/15/38	5,000	5,823,300
State of New York Dormitory Authority, RB, Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,247,412
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	1,625	1,940,802
State of New York, GO, Series A, 5.00%, 2/15/39	750	797,258
State of New York Dormitory Authority, RB, Series B, 5.00%, 3/15/37	1,500	1,757,235
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,067,370
State of New York Urban Development Corp., RB, State Personal Income Tax:
General Purpose, Series A, 5.00%, 3/15/38	5,000	5,859,600
Series C, 5.00%, 3/15/32	4,000	4,665,320
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 1/01/20	1,065	1,131,690
University Facilities Grants, 5.50%, 1/01/19	1,845	1,929,667

		37,740,834
Tobacco — 3.9%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	3,600	3,743,244
5.00%, 6/01/42	3,775	3,694,819
5.00%, 6/01/45	895	860,847

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	49

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco (continued)
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	$3,655	$3,449,552
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	750	762,128
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	1,765	1,743,149
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,750	1,953,735
5.25%, 5/15/40	1,080	1,197,342
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,595	4,551,807
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	6,110	6,164,746

		28,121,369
Transportation — 22.4%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 1/01/47	1,275	1,475,354
Metropolitan Transportation Authority, RB:
Build America Bonds, 6.67%, 11/15/39	1,400	1,912,456
Green Bonds, Series A, 5.00%, 11/15/42	5,000	5,839,700
Series A, 5.63%, 11/15/18 (c)	90	95,749
Series A-1, 5.25%, 11/15/33	540	631,152
Series B, 5.25%, 11/15/39	5,795	6,787,741
Series B, 5.25%, 11/15/44	2,125	2,483,190
Series C, 6.50%, 11/15/28	335	360,172
Series E, 5.00%, 11/15/38	2,350	2,655,712
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Sub-Series B-1, 5.00%, 11/15/36	10,000	11,703,700
Green Bonds, Series A-1, 5.25%, 11/15/56	1,560	1,799,944
Green Bonds, Series A-1, 5.25%, 11/15/57	5,410	6,301,839
Series F, 5.00%, 11/15/30	1,000	1,156,290
Series F, 5.00%, 11/15/35	1,500	1,736,310
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	9,985	11,031,927
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 7/01/31	4,850	5,025,376
5.00%, 7/01/34	250	274,413
5.00%, 7/01/46	4,550	4,935,340
5.25%, 1/01/50 (e)	14,275	15,621,703
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	2,870	3,079,969
5.00%, 8/01/31	6,130	6,522,749
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	2,000	2,307,740
Consolidated, 160th Series, 5.65%, 11/01/40	1,800	2,277,936
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,078,260

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, ARB (continued):
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	$2,000	$2,246,180
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
178th Series, AMT, 5.00%, 12/01/43	285	313,853
186th Series, AMT, 5.00%, 10/15/44	6,000	6,759,480
189th Series, 5.00%, 5/01/45	1,150	1,311,230
195th Series, AMT, 5.00%, 4/01/36	1,430	1,645,801
202th Series, AMT, 5.00%, 4/15/37	5,000	5,773,950
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	1,000	1,123,420
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	4,850	5,584,581
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 1/01/42	280	313,818
Series J, 5.00%, 1/01/41	5,750	6,417,632
Series K, 5.00%, 1/01/29	5,000	5,857,800
Series K, 5.00%, 1/01/31	2,500	2,888,150
Series K, 5.00%, 1/01/32	3,500	4,028,045
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,290	1,495,304
5.00%, 11/15/45	2,000	2,307,020
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (b)	2,480	1,486,239
General, Series A, 5.00%, 11/15/41	3,750	4,359,000
General, Series A, 5.00%, 11/15/50	1,000	1,138,570
General, Series B, 5.00%, 11/15/37	5,000	5,895,850
General, Series B, 5.00%, 11/15/38	4,500	5,310,495

		163,351,140
Utilities — 8.8%
City of New York New York Municipal Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2013, Series BB, 5.00%, 6/15/47	2,000	2,259,060
Fiscal 2017, Series AA, 4.00%, 6/15/46	5,000	5,216,150
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	2,455	2,938,193
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,154,420
2nd General Resolution, Fiscal 2017, Series EE, 5.00%, 6/15/37	2,735	3,228,667
2nd General Resolution, Fiscal 2017, Series EE, 5.25%, 6/15/37	1,075	1,301,449
Series FF-2, 5.50%, 6/15/40	800	866,488
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	2,320	2,697,534
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	555,120
Series C (CIFG), 5.25%, 9/01/29	3,000	3,678,060

See Notes to Financial Statements.

50	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 4/01/19 (c)	$875	$942,358
Series A, 6.00%, 5/01/19 (c)	2,450	2,669,618
Series A, 5.00%, 9/01/34	4,280	4,831,264
Series A, 5.75%, 4/01/39	300	320,805
Series B, 5.00%, 9/01/41	1,500	1,716,870
Series B, 5.00%, 9/01/46	7,000	7,988,190
New York State Energy Research & Development Authority, Refunding RB, The Brooklyn Union Gas Co. Project, Series A-1 (NPFGC), 1.52%, 12/01/20 (d)	3,250	3,209,375
State of New York Environmental Facilities Corp., RB, Green Bonds, Series B, 5.00%, 3/15/45	2,535	2,913,476
State of New York Environmental Facilities Corp., Refunding RB, SRF, New York City Municipal Water, Series B, 5.00%, 6/15/36	1,000	1,131,920
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB:
5.00%, 4/01/28	100	120,786
5.00%, 4/01/29	375	448,691
4.00%, 4/01/32	100	108,527
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/37	7,400	8,722,158
Series E, 5.00%, 12/15/41	4,225	4,870,326

		63,889,505
Total Municipal Bonds in New York		613,016,966

Puerto Rico — 1.4%
State — 0.3%
Commonwealth of Puerto Rico, GO, Refunding, Series A (f)(g):
Public Improvement, 5.50%, 7/01/39	800	474,000
8.00%, 7/01/35	2,030	1,230,687
Commonwealth of Puerto Rico, GO, 6.00%, 7/01/38 (f)(g)	885	534,318

		2,239,005
Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,215	1,220,759
5.63%, 5/15/43	4,090	4,092,577

		5,313,336
Utilities — 0.4%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	1,785	1,445,904
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,190	968,446

		2,414,350
Total Municipal Bonds in Puerto Rico		9,966,691
Total Municipal Bonds — 85.6%		622,983,657

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York — 16.7%
County/City/Special District/School District — 4.3%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	$10,000	$12,074,000
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	750	863,280
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,710,210
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,000	2,355,800
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	2,250	2,595,481
State of New York Dormitory Authority, RB, State Personal Income Tax, Series A, 5.00%, 2/15/34	10,000	11,760,377

		31,359,148
Education — 0.2%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.25%, 7/01/19 (c)	1,350	1,463,198
State — 5.0%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,223,563
City of New York New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	1,650	1,854,188
Sub-Series E-1, 5.00%, 2/01/30	8,000	9,569,040
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,440	1,577,088
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,112,440
State of New York Dormitory Authority, RB, Series A, 5.00%, 3/15/44	3,299	3,789,714
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A:
4.00%, 3/15/37	8,740	9,322,259
5.00%, 3/15/45	6,004	6,970,650

		36,418,942
Transportation — 5.0%
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Sub-Series B-1, 5.00%, 11/15/51	10,000	11,429,979
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,364,066
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,686,990
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,950	2,257,300
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,780,225
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/41	10,000	11,624,000

		36,142,560
Utilities — 2.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,790	3,146,618
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,751	4,197,238

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	51

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (continued)
Utilities (continued)
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	$1,503	$1,587,162
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/34	5,000	5,979,900
Series B, 4.00%, 12/15/35	1,300	1,411,020

		16,321,938
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.7%		121,705,786
Total Long-Term Investments (Cost — $730,244,254) — 103.6%		754,193,288

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.72% (j)(k)	27,004,384	$27,012,485
Total Short-Term Securities (Cost — $27,009,378) — 3.7%		27,012,485
Total Investments (Cost — $757,253,632) — 107.3%		781,205,773
Other Assets Less Liabilities — 1.1%		7,765,476
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.4)%		(60,883,479)

Net Assets — 100.0%		$728,087,770

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Variable rate security. Rate as of period end.

(e)	When-issued security.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $1,191,479. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	11,992,833	15,011,551	27,004,384	$27,012,485	$111,185	$14,260	$3,107
[1] Includes capital gain distributions.

(k)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classificiations refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investement adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(95)	5-Year U.S. Treasury Note	September 2017	$11,194,414	$28,676
(1,307)	10-Year U.S. Treasury Note	September 2017	$164,069,344	490,063
(805)	Long U.S. Treasury Bond	September 2017	$123,718,437	(891,279)
(328)	Ultra U.S. Treasury Bond	September 2017	$54,407,000	(896,502)
Total				$(1,269,042)

See Notes to Financial Statements.

52	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$518,739	—	$518,739
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,787,781	—	$1,787,781

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$9,029,411	—	$9,029,411
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$2,915,413	—	$2,915,413

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$880,988
Average notional value of contracts — short	$305,763,529

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]		$754,193,288	—	$754,193,288
Short-Term Securities	$27,012,485		—	27,012,485

Total	$27,012,485	$754,193,288	—	$781,205,773

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$518,739	—	—	$518,739
Liabilities:
Interest rate contracts	(1,787,781)	—	—	(1,787,781)

Total	$(1,269,042)	—	—	$(1,269,042)

[1] See abive Schedule of Investments for values in each sector or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $60,785,300 are categorized as Level 2 within the disclosure hierarchy.

During the year ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	53

Statements of Assets and Liabilities

June 30, 2017	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$819,522,628	$7,337,528,640	$482,259,476	$754,193,288
Investments at value — affiliated[2]	17,709,560	429,163,329	68,159	27,012,485
Cash	238,751	1,375,702	—	1,666,814
Cash pledged for futures contracts	985,500	6,094,000	—	5,955,350
Receivables:
Interest — unaffiliated	9,200,967	85,951,649	5,470,940	8,653,981
Capital shares sold	1,573,241	21,336,498	428,340	2,187,170
Investments sold	1,530,048	103,180,478	—	330,000
Variation margin on futures contracts	169,922	1,035,676	—	1,053,512
Dividends — affiliated	26,489	244,805	217	9,676
Prepaid expenses	71,758	362,461	81,065	27,686

Total assets	851,028,864	7,986,273,238	488,308,197	801,089,962

Liabilities
Payables:
Investments purchased	6,704,383	139,528,929	16,151,116	9,178,217
Capital shares redeemed	1,434,123	18,669,601	1,126,247	1,754,667
Income dividends	1,152,562	8,033,280	194,458	571,541
Investment advisory fees	305,160	2,302,877	77,000	249,752
Interest expense and fees	113,694	—	—	98,179
Service and distribution fees	93,581	812,591	34,887	133,046
Other affiliates	7,525	57,632	4,905	5,470
Officer’s and Directors’ fees	5,802	24,065	5,084	5,523
Other accrued expenses	396,249	2,447,102	273,765	220,497

Total accrued liabilities	10,213,079	171,876,077	17,867,462	12,216,892

Other Liabilities
TOB Trust Certificates	60,042,812	—	—	60,785,300

Total liabilities	70,255,891	171,876,077	17,867,462	73,002,192

Net Assets	$780,772,973	$7,814,397,161	$470,440,735	$728,087,770

Net Assets Consist of
Paid-in capital	$761,837,280	$7,587,381,410	$470,483,787	$711,249,344
Undistributed net investment income	786,528	2,742,708	494,898	522,399
Accumulated net realized loss	(15,954,685)	(59,174,796)	(905,398)	(6,367,072)
Net unrealized appreciation (depreciation)	34,103,850	283,447,839	367,448	22,683,099

Net Assets	$780,772,973	$7,814,397,161	$470,440,735	$728,087,770

[1] Investments at cost — unaffiliated	$785,179,264	$7,053,988,345	$481,892,028	$730,244,254
[2] Investments at cost — affiliated	$17,707,292	$429,119,054	$68,159	$27,009,378

See Notes to Financial Statements.

54	ANNUAL REPORT	JUNE 30, 2017

Statements of Assets and Liabilities (concluded)

June 30, 2017	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Net Asset Value
Institutional:
Net assets	$516,246,848	$3,225,594,619	$357,427,167	$266,539,955

Shares outstanding , $0.10 par value	54,100,660	296,561,320	35,312,953	23,782,118

Net asset value	$9.54	$10.88	$10.12	$11.21

Shares authorized	100 Million	800 Million	150 Million	Unlimited

Service:
Net assets	—	$3,150,044	—	—

Shares outstanding, $0.10 par value	—	289,838	—	—

Net asset value	—	$10.87	—	—

Shares authorized	—	375 Million	—	—

Investor A:
Net assets	$201,212,089	$2,342,751,517	$67,192,652	$260,308,295

Shares outstanding, $0.10 par value	21,136,497	215,248,831	6,634,399	23,212,770

Net asset value	$9.52	$10.88	$10.13	$11.21

Shares authorized	100 Million	800 Million	150 Million	Unlimited

Investor A1:
Net assets	—	—	$19,724,404	$114,820,754

Shares outstanding, $0.10 par value	—	—	1,947,222	10,239,415

Net asset value	—	—	$10.13	$11.21

Shares authorized	—	—	150 Million	Unlimited

Investor B:
Net assets	—	$728,561	—	—

Shares outstanding, $0.10 par value	—	67,004	—	—

Net asset value	—	$10.87	—	—

Shares authorized	—	375 Million	—	—

Investor C:
Net assets	$63,314,036	$382,703,446	$22,858,599	$85,611,510

Shares outstanding, $0.10 par value	6,631,966	35,158,971	2,317,394	7,637,407

Net asset value	$9.55	$10.88	$9.86	$11.21

Shares authorized	100 Million	375 Million	150 Million	Unlimited

Investor C1:
Net assets	—	$12,071,891	—	$807,256

Shares outstanding, $0.10 par value	—	1,109,550	—	72,004

Net asset value	—	$10.88	—	$11.21

Shares authorized	—	375 Million	—	Unlimited

Class K:
Net assets	—	$1,847,397,083	$3,237,913	—

Shares outstanding	—	169,785,234	319,939	—

Net asset value	—	$10.88	$10.12	—

Shares authorized	—	375 Million	150 Million	—

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	55

Statements of Operations

Year Ended June 30, 2017	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Investment Income
Interest — unaffiliated	$39,193,812	$246,197,788	$5,786,492	$25,255,578
Dividends — affiliated	158,896	1,708,846	35,549	111,185

Total investment income	39,352,708	247,906,634	5,822,041	25,366,763

Expenses
Investment advisory	3,923,775	28,851,254	1,855,485	3,317,563
Service and distribution — class specific	1,232,457	10,914,906	505,865	1,599,396
Transfer agent — class specific	450,358	6,332,691	514,412	386,370
Accounting services	170,672	990,318	132,355	127,279
Registration	143,827	415,987	150,289	68,786
Professional	93,820	173,106	95,672	75,911
Custodian	42,706	237,032	31,092	35,417
Officer and Directors	31,724	122,030	27,621	29,962
Printing	28,889	105,424	32,821	37,537
Miscellaneous	26,418	121,135	24,954	30,219

Total expenses excluding interest expense and fees	6,144,646	48,263,883	3,370,566	5,708,440
Interest expense and fees[1]	731,745	400,472	—	720,089

Total expenses	6,876,391	48,664,355	3,370,566	6,428,529
Less:
Fees waived by the Manager	(181,402)	(3,189,376)	(440,581)	(322,572)
Transfer agent fees waived and/or reimbursed — class specific	(158,187)	(2,931,793)	(306,211)	(309,742)

Total expenses after fees waived and/or reimbursed	6,536,802	42,543,186	2,623,774	5,796,215

Net investment income	32,815,906	205,363,448	3,198,267	19,570,548

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(2,695,210)	(8,823,583)	(845,374)	(4,936,684)
Investments — affiliated	18,573	86,776	1,376	3,537
Futures contracts	1,875,495	3,862,102	—	9,029,411
Capital gain distributions from investment companies — affiliated	60,290	442,951	4,532	10,723

	(740,852)	(4,431,754)	(839,466)	4,106,987

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(40,322,897)	(213,049,018)	(2,584,686)	(28,746,644)
Investments — affiliated	2,268	44,275	—	3,107
Futures contracts	186,178	1,879,052	—	2,915,413

	(40,134,451)	(211,125,691)	(2,584,686)	(25,828,124)

Net realized and unrealized loss	(40,875,303)	(215,557,445)	(3,424,152)	(21,721,137)

Net Decrease in Net Assets Resulting from Operations	$(8,059,397)	$(10,193,997)	$(225,885)	$(2,150,589)

[1] Related to TOB Trusts.

See Notes to Financial Statements.

56	ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets

	BlackRock High Yield Municipal Fund		BlackRock National Municipal Fund
	Year Ended June 30,		Year Ended June 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$32,815,906	$26,085,551	$205,363,448	$182,669,906
Net realized gain (loss)	(740,852)	103,314	(4,431,754)	53,400,545
Net change in unrealized appreciation (depreciation)	(40,134,451)	50,716,322	(211,125,691)	153,842,362

Net increase (decrease) in net assets resulting from operations	(8,059,397)	76,905,187	(10,193,997)	389,912,813

Distributions to Shareholders[1]
From net investment income:
Institutional	(21,576,847)	(16,980,208)	(99,278,624)	(84,917,776)
Service	—	—	(82,290)	(57,926)
Investor A	(8,823,863)	(7,181,058)	(71,481,738)	(75,806,903)
Investor B	—	—	(24,892)	(49,788)
Investor C	(2,195,096)	(1,916,036)	(9,633,517)	(9,463,516)
Investor C1	—	—	(1,267,351)	(1,504,471)
Class K	—	—	(23,451,485)	(10,785,674)

Decrease in net assets resulting from distributions to shareholders	(32,595,806)	(26,077,302)	(205,219,897)	(182,586,054)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(32,575,193)	265,166,033	1,168,454,766	1,369,356,783

Net Assets
Total increase (decrease) in net assets	(73,230,396)	315,993,918	953,040,872	1,576,683,542
Beginning of year	854,003,369	538,009,451	6,861,356,289	5,284,672,747

End of year	$780,772,973	$854,003,369	$7,814,397,161	$6,861,356,289

Undistributed net investment income, end of year	$786,528	$566,690	$2,742,708	$1,536,545

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	57

Statements of Changes in Net Assets

	BlackRock Short-Term Municipal Fund		BlackRock New York Municipal Opportunities Fund
	Year Ended June 30,		Year Ended June 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$3,198,267	$2,343,243	$19,570,548	$13,424,895
Net realized gain (loss)	(839,466)	650,596	4,106,987	(1,892,658)
Net change in unrealized appreciation (depreciation)	(2,584,686)	3,397,023	(25,828,124)	31,251,813

Net increase (decrease) in net assets resulting from operations	(225,885)	6,390,862	(2,150,589)	42,784,050

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,734,887)	(2,078,141)	(6,897,068)	(4,079,953)
Investor A	(323,093)	(140,293)	(7,067,022)	(4,013,453)
Investor A1	(117,071)	(103,838)	(3,573,248)	(3,948,639)
Investor C	—	—	(1,809,064)	(1,231,215)
Investor C1	—	—	(139,370)	(206,708)
Class K	(21,941)	(20,956)	—	—
From net realized gain:
Institutional	(200,434)	(26,930)	—	—
Investor A	(39,387)	(4,825)	—	—
Investor A1	(8,306)	(1,931)	—	—
Investor C	(11,552)	(1,931)	—	—
Class K	(1,268)	(398)	—	—

Decrease in net assets resulting from distributions to shareholders	(3,457,939)	(2,379,243)	(19,485,772)	(13,479,968)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(118,652,283)	(76,062,745)	140,475,077	246,913,731

Net Assets
Total increase (decrease) in net assets	(122,336,107)	(72,051,126)	118,838,716	276,217,813
Beginning of year	592,776,842	664,827,968	609,249,054	333,031,241

End of year	$470,440,735	$592,776,842	$728,087,770	$609,249,054

Undistributed net investment income, end of year	$494,898	$489,161	$522,399	$441,902

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

58	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional
	Year Ended June 30,
	2017		2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$9.99		$9.28		$9.12	$8.86		$9.26

Net investment income[1]	0.41		0.40		0.41	0.44		0.44
Net realized and unrealized gain (loss)	(0.46)		0.72		0.16	0.26		(0.40)

Net increase (decrease) from investment operations	(0.05)		1.12		0.57	0.70		0.04

Distributions from net investment income[2]	(0.40)		(0.41)		(0.41)	(0.44)		(0.44)

Net asset value, end of year	$9.54		$9.99		$9.28	$9.12		$8.86

Total Return[3]
Based on net asset value	(0.38)%		12.32%		6.27%	8.31%		0.17%

Ratios to Average Net Assets
Total expenses	0.71%	[4]	0.71%	[4]	0.70%	0.76%	[4]	0.76%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.66%	[4]	0.71%	[4]	0.70%	0.76%	[4]	0.76%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	0.57%	[4]	0.65%	[4]	0.66%	0.69%	[4]	0.66%

Net investment income	4.24%	[4]	4.23%	[4]	4.37%	5.02%	[4]	4.63%

Supplemental Data
Net assets, end of year (000)	$516,247		$554,336		$327,422	$242,949		$198,416

Borrowings outstanding, end of year (000)	$60,043		$46,657		$26,216	$28,976		$46,417

Portfolio turnover rate	36%		19%		41%	40%		21%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	59

Financial Highlights (continued)	BlackRock High Yield Municipal Fund

	Investor A
	Year Ended June 30,
	2017		2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$9.97		$9.26		$9.10	$8.84		$9.24

Net investment income[1]	0.38		0.38		0.38	0.41		0.42
Net realized and unrealized gain (loss)	(0.45)		0.71		0.16	0.26		(0.41)

Net increase (decrease) from investment operations	(0.07)		1.09		0.54	0.67		0.01

Distributions from net investment income[2]	(0.38)		(0.38)		(0.38)	(0.41)		(0.41)

Net asset value, end of year	$9.52		$9.97		$9.26	$9.10		$8.84

Total Return[3]
Based on net asset value	(0.63)%		12.05%		6.00%	8.05%		(0.09)%

Ratios to Average Net Assets
Total expenses	0.94%	[4]	0.96%	[4]	0.97%	1.01%	[4]	1.01%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.91%	[4]	0.96%	[4]	0.97%	1.01%	[4]	1.01%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	0.82%	[4]	0.90%	[4]	0.93%	0.94%	[4]	0.91%

Net investment income	4.00%	[4]	3.99%	[4]	4.11%	4.80%	[4]	4.38%

Supplemental Data
Net assets, end of year (000)	$201,212		$228,140		$156,348	$161,218		$104,693

Borrowings outstanding, end of year (000)	$60,043		$46,657		$26,216	$28,976		$46,417

Portfolio turnover rate	36%		19%		41%	40%		21%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Year Ended June 30,
	2017		2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$9.99		$9.28		$9.12	$8.87		$9.27

Net investment income[1]	0.31		0.31		0.31	0.35		0.34
Net realized and unrealized gain (loss)	(0.44)		0.71		0.16	0.25		(0.40)

Net increase (decrease) from investment operations	(0.13)		1.02		0.47	0.60		(0.06)

Distributions from net investment income[2]	(0.31)		(0.31)		(0.31)	(0.35)		(0.34)

Net asset value, end of year	$9.55		$9.99		$9.28	$9.12		$8.87

Total Return[3]
Based on net asset value	(1.26)%		11.20%		5.20%	7.11%		(0.84)%

Ratios to Average Net Assets
Total expenses	1.70%	[4]	1.72%	[4]	1.72%	1.78%	[4]	1.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.66%	[4]	1.72%	[4]	1.72%	1.78%	[4]	1.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	1.57%	[4]	1.66%	[4]	1.68%	1.70%	[4]	1.68%

Net investment income	3.25%	[4]	3.23%	[4]	3.36%	4.08%	[4]	3.62%

Supplemental Data
Net assets, end of year (000)	$63,314		$71,527		$54,239	$51,858		$50,647

Borrowings outstanding, end of period (000)	$60,043		$46,657		$26,216	$28,976		$46,417

Portfolio turnover rate	36%		19%		41%	40%		21%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	61

Financial Highlights	BlackRock National Municipal Fund

	Institutional
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.22		$10.86	$10.88	$10.56	$10.91

Net investment income[1]	0.34		0.34	0.38	0.42	0.40
Net realized and unrealized gain (loss)	(0.34)		0.36	(0.02)	0.32	(0.35)

Net increase from investment operations	0.00		0.70	0.36	0.74	0.05

Distributions from net investment income[2]	(0.34)		(0.34)	(0.38)	(0.42)	(0.40)

Net asset value, end of year	$10.88		$11.22	$10.86	$10.88	$10.56

Total Return[3]
Based on net asset value	0.09%		6.68%	3.33%	7.19%	0.37%

Ratios to Average Net Assets
Total expenses	0.57%	[4]	0.60%	0.64%	0.68%	0.68%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.49%	[4]	0.58%	0.59%	0.63%	0.62%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and reorganization costs[5]	0.48%	[4]	0.57%	0.55%	0.57%	0.56%

Net investment income	3.15%	[4]	3.10%	3.47%	3.98%	3.59%

Supplemental Data
Net assets, end of year (000)	$3,225,595		$3,326,972	$2,088,580	$1,796,660	$2,029,739

Borrowings outstanding, end of year (000)	—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	83%		83%	28%	35%	37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.21		$10.85	$10.86	$10.55	$10.90

Net investment income[1]	0.33		0.34	0.38	0.43	0.38
Net realized and unrealized gain (loss)	(0.35)		0.34	(0.03)	0.27	(0.37)

Net increase (decrease) from investment operations	(0.02)		0.68	0.35	0.70	0.01

Distributions from net investment income[2]	(0.32)		(0.32)	(0.36)	(0.39)	(0.36)

Net asset value, end of year	$10.87		$11.21	$10.85	$10.86	$10.55

Total Return[3]
Based on net asset value	(0.14)%		6.47%	3.23%	6.85%	(0.05)%

Ratios to Average Net Assets
Total expenses	0.76%	[4]	0.80%	0.82%	0.90%	1.09%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.71%	[4]	0.78%	0.77%	0.85%	1.04%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and reorganization costs[5]	0.71%	[4]	0.77%	0.74%	0.79%	0.97%

Net investment income	3.04%	[4]	3.06%	3.52%	4.04%	3.42%

Supplemental Data
Net assets, end of year (000)	$3,150		$2,505	$1,739	$1,089	$1,171

Borrowings outstanding, end of year (000)	—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	83%		83%	28%	35%	37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	63

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor A
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.23		$10.87	$10.88	$10.57	$10.92

Net investment income[1]	0.32		0.33	0.36	0.40	0.38
Net realized and unrealized gain (loss)	(0.35)		0.36	(0.01)	0.31	(0.34)

Net increase (decrease) from investment operations	(0.03)		0.69	0.35	0.71	0.04

Distributions from net investment income[2]	(0.32)		(0.33)	(0.36)	(0.40)	(0.39)

Net asset value, end of year	$10.88		$11.23	$10.87	$10.88	$10.57

Total Return[3]
Based on net asset value	(0.22)%		6.42%	3.26%	6.93%	0.21%

Ratios to Average Net Assets
Total expenses	0.81%	[4]	0.85%	0.90%	0.90%	0.92%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.70%	[4]	0.74%	0.75%	0.78%	0.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and reorganization costs[5]	0.70%	[4]	0.72%	0.72%	0.72%	0.72%

Net investment income	2.93%	[4]	2.97%	3.30%	3.81%	3.42%

Supplemental Data
Net assets, end of year (000)	$2,342,752		$2,669,101	$2,388,743	$1,990,729	$1,791,782

Borrowings outstanding, end of year (000)	—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	83%		83%	28%	35%	37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

64	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor B
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.22		$10.86	$10.87	$10.56	$10.91

Net investment income[1]	0.29		0.29	0.32	0.36	0.33
Net realized and unrealized gain (loss)	(0.37)		0.34	(0.02)	0.30	(0.35)

Net increase (decrease) from investment operations	(0.08)		0.63	0.30	0.66	(0.02)

Distributions from net investment income[2]	(0.27)		(0.27)	(0.31)	(0.35)	(0.33)

Net asset value, end of year	$10.87		$11.22	$10.86	$10.87	$10.56

Total Return[3]
Based on net asset value	(0.73)%		5.89%	2.73%	6.41%	(0.30)%

Ratios to Average Net Assets
Total expenses	1.34%	[4]	1.39%	1.40%	1.40%	1.41%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.21%	[4]	1.25%	1.26%	1.28%	1.29%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and reorganization costs[5]	1.21%	[4]	1.23%	1.23%	1.22%	1.23%

Net investment income	2.66%	[4]	2.62%	2.87%	3.38%	2.96%

Supplemental Data
Net assets, end of year (000)	$729		$1,487	$2,546	$4,705	$10,260

Borrowings outstanding, end of year (000)	—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	83%		83%	28%	35%	37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	65

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor C
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.23		$10.87	$10.88	$10.57	$10.92

Net investment income[1]	0.24		0.24	0.28	0.32	0.30
Net realized and unrealized gain (loss)	(0.35)		0.36	(0.01)	0.31	(0.35)

Net increase (decrease) from investment operations	(0.11)		0.60	0.27	0.63	(0.05)

Distributions from net investment income[2]	(0.24)		(0.24)	(0.28)	(0.32)	(0.30)

Net asset value, end of year	$10.88		$11.23	$10.87	$10.88	$10.57

Total Return[3]
Based on net asset value	(0.96)%		5.63%	2.49%	6.13%	(0.53)%

Ratios to Average Net Assets
Total expenses	1.51%	[4]	1.54%	1.59%	1.62%	1.62%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.45%	[4]	1.49%	1.50%	1.53%	1.53%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and reorganization costs[5]	1.44%	[4]	1.47%	1.47%	1.47%	1.47%

Net investment income	2.19%	[4]	2.22%	2.55%	3.08%	2.67%

Supplemental Data
Net assets, end of year (000)	$382,703		$467,928	$397,945	$389,612	$480,207

Borrowings outstanding, end of year (000)	—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	83%		83%	28%	35%	37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

66	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor C1
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.22		$10.87	$10.88	$10.56	$10.91

Net investment income[1]	0.26		0.27	0.30	0.34	0.32
Net realized and unrealized gain (loss)	(0.34)		0.35	(0.01)	0.32	(0.35)

Net increase (decrease) from investment operations	(0.08)		0.62	0.29	0.66	(0.03)

Distributions from net investment income[2]	(0.26)		(0.27)	(0.30)	(0.34)	(0.32)

Net asset value, end of year	$10.88		$11.22	$10.87	$10.88	$10.56

Total Return[3]
Based on net asset value	(0.68)%		5.83%	2.68%	6.43%	(0.35)%

Ratios to Average Net Assets
Total expenses	1.31%	[4]	1.34%	1.39%	1.42%	1.42%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.25%	[4]	1.30%	1.31%	1.34%	1.34%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and reorganization costs[5]	1.25%	[4]	1.28%	1.28%	1.28%	1.28%

Net investment income	2.40%	[4]	2.42%	2.74%	3.27%	2.88%

Supplemental Data
Net assets, end of year (000)	$12,072		$61,362	$64,049	$71,147	$83,766

Borrowings outstanding, end of year (000)	—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	83%		83%	28%	35%	37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	67

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Class K
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.22		$10.87	$10.88	$10.56	$10.91

Net investment income[1]	0.35		0.36	0.39	0.43	0.41
Net realized and unrealized gain (loss)	(0.34)		0.35	(0.01)	0.32	(0.34)

Net increase from investment operations	0.01		0.71	0.38	0.75	0.07

Distributions from net investment income[2]	(0.35)		(0.36)	(0.39)	(0.43)	(0.42)

Net asset value, end of year	$10.88		$11.22	$10.87	$10.88	$10.56

Total Return[3]
Based on net asset value	0.15%		6.70%	3.53%	7.30%	0.47%

Ratios to Average Net Assets
Total expenses	0.48%	[4]	0.53%	0.58%	0.61%	0.61%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.41%	[4]	0.48%	0.49%	0.52%	0.52%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and reorganization costs[5]	0.40%	[4]	0.46%	0.46%	0.46%	0.46%

Net investment income	3.24%	[4]	3.24%	3.56%	4.09%	3.69%

Supplemental Data
Net assets, end of year (000)	$1,847,397		$332,000	$341,071	$366,179	$401,538

Borrowings outstanding, end of year (000)	—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	83%		83%	28%	35%	37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

68	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights	BlackRock Short-Term Municipal Fund

	Institutional
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.18	$10.11	$10.16	$10.12	$10.17

Net investment income[1]	0.07	0.05	0.04	0.05	0.07
Net realized and unrealized gain (loss)	(0.06)	0.07	(0.05)	0.04	(0.05)

Net increase (decrease) from investment operations	0.01	0.12	(0.01)	0.09	0.02

Distributions:[2]
From net investment income	(0.07)	(0.05)	(0.04)	(0.05)	(0.07)
From net realized gain	(0.00)[3]	(0.00)[3]	—	—	—

Total distributions	(0.07)	(0.05)	(0.04)	(0.05)	(0.07)

Net asset value, end of year	$10.12	$10.18	$10.11	$10.16	$10.12

Total Return[4]
Based on net asset value	0.10%	1.15%	(0.11)%	0.90%	0.19%

Ratios to Average Net Assets
Total expenses	0.52%	0.52%	0.51%	0.51%	0.51%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.37%	0.40%	0.40%	0.40%	0.40%

Net investment income	0.66%	0.48%	0.42%	0.54%	0.82%

Supplemental Data
Net assets, end of year (000)	$357,427	$454,165	$492,702	$619,700	$529,687

Portfolio turnover rate	88%	67%	72%	56%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	69

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.18	$10.12	$10.16	$10.12	$10.18

Net investment income[1]	0.04	0.02	0.01	0.03	0.04
Net realized and unrealized gain (loss)	(0.05)	0.06	(0.04)	0.03	(0.06)

Net increase (decrease) from investment operations	(0.01)	0.08	(0.03)	0.06	(0.02)

Distributions:[2]
From net investment income	(0.04)	(0.02)	(0.01)	(0.02)	(0.04)
From net realized gain	(0.00)[3]	(0.00)[3]	—	—	—

Total distributions	(0.04)	(0.02)	(0.01)	(0.02)	(0.04)

Net asset value, end of year	$10.13	$10.18	$10.12	$10.16	$10.12

Total Return[4]
Based on net asset value	(0.06)%	0.76%	(0.29)%	0.64%	(0.18)%

Ratios to Average Net Assets
Total expenses	0.72%	0.71%	0.70%	0.67%	0.68%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.63%	0.69%	0.69%	0.67%	0.68%

Net investment income	0.40%	0.19%	0.13%	0.26%	0.54%

Supplemental Data
Net assets, end of year (000)	$67,193	$78,879	$100,980	$137,629	$172,314

Portfolio turnover rate	88%	67%	72%	56%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

70	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A1
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.19	$10.12	$10.17	$10.12	$10.18

Net investment income[1]	0.06	0.04	0.03	0.04	0.06
Net realized and unrealized gain (loss)	(0.06)	0.06	(0.05)	0.05	(0.06)

Net increase (decrease) from investment operations	0.00	0.10	(0.02)	0.09	0.00

Distributions:[2]
From net investment income	(0.06)	(0.03)	(0.03)	(0.04)	(0.06)
From net realized gain	(0.00)[3]	(0.00)[3]	—	—	—

Total dividends and distributions	(0.06)	(0.03)	(0.03)	(0.04)	(0.06)

Net asset value, end of year	$10.13	$10.19	$10.12	$10.17	$10.12

Total Return[4]
Based on net asset value	(0.01)%	1.03%	(0.23)%	0.88%	(0.03)%

Ratios to Average Net Assets
Total expenses	0.56%	0.55%	0.55%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.48%	0.52%	0.52%	0.52%	0.52%

Net investment income	0.54%	0.36%	0.30%	0.42%	0.70%

Supplemental Data
Net assets, end of year (000)	$19,724	$25,203	$33,292	$37,280	$44,139

Portfolio turnover rate	88%	67%	72%	56%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	71

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor C
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.95	$10.07	$10.08	$10.18

Net investment loss[1]	(0.04)	(0.06)	(0.07)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	(0.06)	0.07	(0.05)	0.05	(0.06)

Net increase (decrease) from investment operations	(0.10)	0.01	(0.12)	(0.01)	(0.10)

Distributions from net realized gain[2]	(0.00)[3]	(0.00)[3]	—	—	—

Net asset value, end of year	$9.86	$9.96	$9.95	$10.07	$10.08

Total Return[4]
Based on net asset value	(0.96)%	0.11%	(1.19)%	(0.10)%	(0.98)%

Ratios to Average Net Assets
Total expenses	1.48%	1.48%	1.47%	1.45%	1.46%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.39%	1.48%	1.47%	1.45%	1.46%

Net investment loss	(0.41)%	(0.60)%	(0.70)%	(0.55)%	(0.27)%

Supplemental Data
Net assets, end of year (000)	$22,859	$31,251	$31,121	$38,520	$50,033

Portfolio turnover rate	88%	67%	72%	56%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

72	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Class K
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.18	$10.11	$10.15	$10.11	$10.18

Net investment income[1]	0.00 [2]	0.05	0.02	0.04	0.07
Net realized and unrealized gain (loss)	0.01	0.06	(0.02)	0.05	(0.07)

Net increase (decrease) from investment operations	0.01	0.11	0.00	0.09	0.00

Distributions:[3]
From net investment income	(0.07)	(0.04)	(0.04)	(0.05)	(0.07)
From net realized gain	(0.00)[4]	(0.00)[4]	—	—	—

Total distributions	(0.07)	(0.04)	(0.04)	(0.05)	(0.07)

Net asset value, end of year	$10.12	$10.18	$10.11	$10.15	$10.11

Total Return[5]
Based on net asset value	0.13%	1.13%	(0.01)%	0.91%	0.00%

Ratios to Average Net Assets
Total expenses	0.43%	0.42%	0.41%	0.39%	0.39%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.34%	0.42%	0.40%	0.39%	0.39%

Net investment income	0.02%	0.45%	0.21%	0.35%	0.79%

Supplemental Data
Net assets, end of year (000)	$3,238	$3,279	$6,732	$8,814	$10,372

Portfolio turnover rate	88%	67%	72%	56%	41%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	73

Financial Highlights	BlackRock New York Municipal Opportunities Fund

	Institutional
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.58		$10.90	$10.79	$10.46	$11.01

Net investment income[1]	0.35		0.36	0.41	0.43	0.46
Net realized and unrealized gain (loss)	(0.37)		0.69	0.11	0.33	(0.55)

Net increase (decrease) from investment operations	(0.02)		1.05	0.52	0.76	(0.09)

Distributions from net investment income[2]	(0.35)		(0.37)	(0.41)	(0.43)	(0.46)

Net asset value, end of year	$11.21		$11.58	$10.90	$10.79	$10.46

Total Return[3]
Based on net asset value	(0.09)%		9.80%	4.86%	7.52%	(1.06)%

Ratios to Average Net Assets
Total expenses	0.75%	[4]	0.76%	0.78%	0.80%	0.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.63%	[4]	0.70%	0.69%	0.79%	0.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	0.52%	[4]	0.65%	0.65%	0.74%	0.71%

Net investment income	3.17%	[4]	3.26%	3.73%	4.16%	4.07%

Supplemental Data
Net assets, end of year (000)	$266,540		$186,378	$79,506	$34,777	$34,029

Borrowings outstanding, end of year (000)	$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	34%		20%	22%	18%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

74	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.58		$10.91	$10.80	$10.47	$11.02

Net investment income[1]	0.33		0.33	0.38	0.41	0.43
Net realized and unrealized gain (loss)	(0.38)		0.68	0.11	0.33	(0.55)

Net increase (decrease) from investment operations	(0.05)		1.01	0.49	0.74	(0.12)

Distributions from net investment income[2]	(0.32)		(0.34)	(0.38)	(0.41)	(0.43)

Net asset value, end of year	$11.21		$11.58	$10.91	$10.80	$10.47

Total Return[3]
Based on net asset value	(0.34)%		9.53%	4.61%	7.26%	(1.30)%

Ratios to Average Net Assets
Total expenses	0.96%	[4]	1.01%	1.04%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.88%	[4]	0.94%	0.93%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	0.77%	[4]	0.89%	0.89%	0.98%	0.95%

Net investment income	2.92%	[4]	3.01%	3.50%	3.92%	3.82%

Supplemental Data
Net assets, end of year (000)	$260,308		$213,000	$82,376	$46,084	$50,220

Borrowings outstanding, end of year (000)	$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	34%		20%	22%	18%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	75

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A1
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.58		$10.91	$10.80	$10.46	$11.02

Net investment income[1]	0.34		0.35	0.40	0.42	0.44
Net realized and unrealized gain (loss)	(0.37)		0.67	0.11	0.34	(0.56)

Net increase (decrease) from investment operations	(0.03)		1.02	0.51	0.76	(0.12)

Distributions from net investment income[2]	(0.34)		(0.35)	(0.40)	(0.42)	(0.44)

Net asset value, end of year	$11.21		$11.58	$10.91	$10.80	$10.46

Total Return[3]
Based on net asset value	(0.19)%		9.55%	4.71%	7.53%	(1.24)%

Ratios to Average Net Assets
Total expenses	0.81%	[4]	0.86%	0.88%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.73%	[4]	0.83%	0.83%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	0.63%	[4]	0.78%	0.79%	0.83%	0.80%

Net investment income	3.06%	[4]	3.17%	3.61%	4.07%	3.98%

Supplemental Data
Net assets, end of year (000)	$114,821		$124,864	$125,718	$132,184	$140,469

Borrowings outstanding, end of year (000)	$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	34%		20%	22%	18%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

76	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor C
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.58		$10.90	$10.80	$10.46	$11.01

Net investment income[1]	0.24		0.25	0.30	0.33	0.34
Net realized and unrealized gain (loss)	(0.37)		0.69	0.10	0.34	(0.55)

Net increase (decrease) from investment operations	(0.13)		0.94	0.40	0.67	(0.21)

Distributions from net investment income[2]	(0.24)		(0.26)	(0.30)	(0.33)	(0.34)

Net asset value, end of year	$11.21		$11.58	$10.90	$10.80	$10.46

Total Return[3]
Based on net asset value	(1.08)%		8.72%	3.74%	6.57%	(2.04)%

Ratios to Average Net Assets
Total expenses	1.72%	[4]	1.76%	1.78%	1.78%	1.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.63%	[4]	1.69%	1.68%	1.77%	1.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	1.52%	[4]	1.64%	1.64%	1.72%	1.70%

Net investment income	2.17%	[4]	2.27%	2.75%	3.17%	3.07%

Supplemental Data
Net assets, end of year (000)	$85,612		$77,338	$37,670	$27,595	$27,082

Borrowings outstanding, end of year (000)	$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	34%		20%	22%	18%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	77

Financial Highlights (concluded)	BlackRock New York Municipal Opportunities Fund

	Investor C1
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.58		$10.90	$10.80	$10.46	$11.02

Net investment income[1]	0.29		0.30	0.34	0.37	0.39
Net realized and unrealized gain (loss)	(0.37)		0.68	0.10	0.34	(0.56)

Net increase (decrease) from investment operations	(0.08)		0.98	0.44	0.71	(0.17)

Distributions from net investment income[2]	(0.29)		(0.30)	(0.34)	(0.37)	(0.39)

Net asset value, end of year	$11.21		$11.58	$10.90	$10.80	$10.46

Total Return[3]
Based on net asset value	(0.69)%		9.12%	4.11%	7.00%	(1.73)%

Ratios to Average Net Assets
Total expenses	1.30%	[4]	1.35%	1.37%	1.37%	1.36%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.23%	[4]	1.32%	1.32%	1.36%	1.36%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees[5]	1.12%	[4]	1.27%	1.28%	1.31%	1.29%

Net investment income	2.56%	[4]	2.68%	3.12%	3.58%	3.49%

Supplemental Data
Net assets, end of year (000)	$807		$7,670	$7,762	$8,827	$10,038

Borrowings outstanding, end of year (000)	$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	34%		20%	22%	18%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

78	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements

1. Organization:

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board.” The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by current holders, and for purchase by certain employer-sponsored retirement plans. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and for National Municipal only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares[1]	No	No	None
Investor A Shares	Yes	No2	None
Investor A1 Shares	No3	No4	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No5	None

[1]	On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares were redesignated as Class K Shares.

[2]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[3]

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00% for Short-Term Municipal and 4.00% for New York Municipal. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases by certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[4]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[5]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer sponsored retirement plans or, for National Municipal only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

ANNUAL REPORT	JUNE 30, 2017	79

Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

80	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

ANNUAL REPORT	JUNE 30, 2017	81

Notes to Financial Statements (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended June 30, 2017, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to

82	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended June 30, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
High Yield Municipal	$112,111,859	$60,042,812	0.93% - 1.16%	$59,599,762	1.36%
National Municipal	—	—	—	$31,123,713	1.29%
New York Municipal	$121,705,786	$60,785,300	0.93% - 1.06%	$54,440,163	1.32%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at June 30, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at June 30, 2017.

For the year ended June 30, 2017, the following table is a summary of High Yield Municipal’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
High Yield Municipal	—	—	$133,613	0.81%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash

ANNUAL REPORT	JUNE 30, 2017	83

Notes to Financial Statements (continued)

equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation and Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of each Fund’s net assets.

High Yield Municipal and New York Municipal:

	Rate of Investment Advisory Fee
Average Daily Net Assets	High Yield Municipal	New York Municipal
First $1 Billion	0.470%	0.470%
$1 Billion — $3 Billion	0.440%	0.440%
$3 Billion — $5 Billion	0.420%	0.420%
$5 Billion — $10 Billion	0.410%	0.410%
Greater than $10 Billion	0.400%	0.400%

Prior to November 1, 2016, the annual rates as a percentage of average daily net assets for High Yield Municipal were as follows:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.550%
$250 — $500 Million	0.525%
Greater than $500 Million	0.500%

Prior to November 1, 2016, the annual rates as a percentage of average daily net assets for New York Municipal were as follows:

Investment Advisory Fee
Average Daily Net Assets	0.55%

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385%	0.340%
$400 Million — $550 Million	0.385%	0.320%
Greater than $550 Million	0.385%	0.290%

Prior to June 12, 2017, the annual rates as a percentage of aggregate average daily net assets of the two combined Funds were as follows:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal	Short-Term Municipal
First $250 Million	0.450%	0.400%
$250 Million — $400 Million	0.425%	0.375%
$400 Million — $550 Million	0.425%	0.350%
Greater than $550 Million	0.425%	0.325%

[1]

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

84	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

Service and Distribution Fees: The Corporation and Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	N/A	0.25%	N/A	N/A
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	N/A	N/A	0.10%	0.10%
Investor B	N/A	0.25%	N/A	N/A
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	N/A	0.25%	N/A	0.25%
	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	N/A	0.50%	N/A	N/A
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	N/A	0.55%	N/A	0.35%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
High Yield Municipal	—	$553,654	—	—	$678,803	—	$1,232,457
National Municipal	$7,011	$6,088,209	—	$7,703	$4,388,472	$423,511	$10,914,906
Short-Term Municipal	—	$205,779	$21,816	—	$278,270	—	$505,865
New York Municipal	—	$608,634	$117,208	—	$840,709	$32,845	$1,599,396

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
High Yield Municipal	$2	—	—	—	—	—	—	$2
National Municipal	$877,202	$98	$1,294	—	—	$44	—	$878,638
Short-Term Municipal	$229,965	—	—	—	—	—	—	$229,965

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended June 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Class K	Total
High Yield Municipal	$1,410	—	$1,849	—	—	$788	—	—	$4,047
National Municipal	$39,981	—	$14,709	—	$44	$2,871	$291	$8,149	$66,045
Short-Term Municipal	$1,593	—	$583	$173	—	$215	—	—	$2,564
New York Municipal	$616	—	$1,284	$1,989	—	$730	$59	—	$4,678

For the year ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Class K	Total
High Yield Municipal	$319,943	—	$93,098	—	—	$37,317	—	—	$450,358
National Municipal	$3,438,110	$1,379	$2,519,058	—	$1,419	$211,898	$25,777	$135,050	$6,332,691
Short-Term Municipal	$438,835	—	$46,392	$10,279	—	$18,368	—	$538	$514,412
New York Municipal	$179,809	—	$110,180	$50,554	—	$43,955	$1,872	—	$386,370

ANNUAL REPORT	JUNE 30, 2017	85

Notes to Financial Statements (continued)

Other Fees: For the year ended June 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$15,789	$54,502	$3,136	$22,320

For the year ended June 30, 2017, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$51,773	$96,824	$18,353	$61,701
Investor A1	—	—	—	$1,564
Investor B	—	$105	—	—
Investor C	$9,665	$62,273	$727	$20,304
Investor C1	—	$1,694	—	—

Expense Limitations, Waivers, Reimbursements and Recoupments: Prior to November 1, 2016, the Manager voluntarily agreed to waive a portion of its investment advisory fee on High Yield Municipal and New York Municipal, so that such fee is reduced to 0.47% of the average daily net assets of each Fund. This voluntary waiver was discontinued on November 1, 2016 for both Funds.

For the year ended June 30, 2017, the Manager waived the following amounts, which are included in fees waived by the Manager in the Statements of Operations:

	High Yield Municipal	New York Municipal
Amounts waived	$153,298	$176,161

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended June 30, 2017, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$28,104	$282,196	$7,255	$19,892

For the period September 1, 2016 through October 28, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective October 28, 2016, the waiver became contractual through October 31, 2017, for High Yield Municipal and New York Municipal, and through October 31, 2018 for National Municipal and Short-Term Municipal. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors of the Funds who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended June 30, 2017, there were no such fees waived by the Manager.

For the year ended June 30, 2017, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts reimbursed	$10,852	$80,413	$6,688	$7,934

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not

86	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal	National Municipal[1]	Short-Term Municipal[1]	New York Municipal[1]
Institutional	0.57%	0.44%	0.36%	0.50%
Service	N/A	0.69%	N/A	N/A
Investor A	0.82%	0.69%	0.61%	0.75%
Investor A1	N/A	N/A	0.46%	0.60%
Investor B	N/A	1.19%	N/A	N/A
Investor C	1.57%	1.44%	1.36%	1.50%
Investor C1	N/A	1.24%	N/A	1.10%
Class K	N/A	0.39%	0.31%	N/A

Prior to October 14, 2016, the contractual expense limitations were as follows:

Share Class	High Yield Municipal	National Municipal[1]	Short-Term Municipal[1]	New York Municipal[1]
Institutional	0.57%	N/A	0.40%	0.57%
Service	N/A	N/A	N/A	N/A
Investor A	0.82%	0.72%	0.69%	0.82%
Investor A1	N/A	N/A	0.52%	0.60%
Investor B	N/A	1.23%	N/A	N/A
Investor C	1.57%	1.47%	1.55%	1.57%
Investor C1	N/A	1.28%	N/A	N/A
Class K	N/A	0.46%	N/A	N/A

[1]	Contractual waiver became effective on October 14, 2016.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2017 for High Yield Municipal and New York Municipal, and through October 31, 2018 for National Municipal and Short-Term Municipal, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Funds.

The following Funds had a waiver of investment advisory fees, which are included in fees waived by the Manager in the Statements of Operations. For the year ended June 30, 2017, the amounts were as follows:

	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$2,907,180	$433,326	$126,519

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Class K	Total
High Yield Municipal	$133,018	—	$13,391	—	—	$11,778	—	—	$158,187
National Municipal	$1,189,497	$127	$1,553,515	—	$930	$54,534	$4,647	$128,543	$2,931,793
Short-Term Municipal	$289,022	—	$11,787	$2,008	—	$3,076	—	$318	$306,211
New York Municipal	$156,522	—	$84,248	$31,811	—	$35,926	$1,235	—	$309,742

With respect to the contractual expense caps, if during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended June 30, 2017, the Manager did not recoup any of New York Municipal’s fund level and class specific waivers and/or reimbursements.

ANNUAL REPORT	JUNE 30, 2017	87

Notes to Financial Statements (continued)

On June 30, 2017, New York Municipal’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2018	2019
Fund level	$101,617	$126,519
Institutional	$44,470	$156,521
Investor A	$59,301	$84,248
Investor A1	—	$31,811
Investor C	$21,896	$35,926
Investor C1	—	$1,235

The following fund level and class specific waivers and/or reimbursements previously recorded by New York Municipal, which were subject to recoupment by the Manager, expired on June 30, 2017:

Fund Level	$152,124
Institutional	$15,974
Investor A	$31,859
Investor C	$14,136

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, High Yield Municipal may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by High Yield Municipal’s investment policies and restrictions. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2017, High Yield Municipal did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Corporation/Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s and the Trust’s Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Short-Term Municipal	—	$3,500,719	—

7. Purchases and Sales:

For the year ended June 30, 2017, purchases and sales of investments and excluding short-term securities, were as follows:

	Purchases	Sales
High Yield Municipal	$300,669,975	$312,908,165
National Municipal	$6,538,683,230	$5,401,299,038
Short-Term Municipal	$493,954,391	$582,073,125
New York Municipal	$392,481,180	$234,811,993

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

88	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the reclassificaitons of distributions, the expiration of capital loss carryforwards, the amortization methods on fixed income securities and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Paid-in capital	$(2,901,962)	$(7,641,437)	—	$(2,020,225)
Undistributed net investment income	$(262)	$1,062,612	$4,462	$(4,279)
Accumulated net realized gain (loss)	$2,902,224	$6,578,825	$(4,462)	$2,024,504

The tax character of distributions paid was as follows:

		High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax-exempt income[1]	06/30/17	$32,556,470	$205,179,880	$3,192,484	$18,868,890
	06/30/16	25,920,541	182,397,220	2,343,210	13,267,007
Ordinary income[2]	06/30/17	39,336	40,017	36,643	616,882
	06/30/16	156,761	188,834	18	212,961
Long-term capital gains[3]	06/30/17	—	—	228,812	—
	06/30/16	—	—	36,015	—

Total	06/30/17	$32,595,806	$205,219,897	$3,457,939	$19,485,772

	06/30/16	$26,077,302	$182,586,054	$2,379,243	$13,479,968

[1]	The Funds designate these amounts paid during the fiscal year ended June 30, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Fund designates this amount paid during the fiscal year ended June 30, 2017, as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed tax-exempt income	$140,726	$2,488,438	$494,898	$151,612
Undistributed ordinary income	203,410	31,218	—	43,233
Capital loss carryforwards	(15,956,358)	(41,255,757)	—	(7,362,005)
Net unrealized gains[4]	34,547,915	282,943,939	367,448	24,005,586
Qualified late-year losses[5]	—	(17,192,087)	(905,398)	—

Total	$18,935,693	$227,015,751	$(43,052)	$16,838,426

[4]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in TOB Trusts.

[5]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	New York Municipal
No expiration date[6]	$9,317,830	—	$5,966,482
2018	4,665,271	$41,255,757	367,311
2019	1,973,257	—	1,028,212

Total	$15,956,358	$41,255,757	$7,362,005

[6]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

National Municipal	$15,671,275
New York Municipal	$6,726,822

ANNUAL REPORT	JUNE 30, 2017	89

Notes to Financial Statements (continued)

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$742,621,983	$7,483,748,029	$481,960,187	$696,414,887

Gross unrealized appreciation	$41,519,879	$298,778,675	$668,300	$27,997,404
Gross unrealized depreciation	(6,952,486)	(15,834,735)	(300,852)	(3,991,818)

Net unrealized appreciation	$34,567,393	$282,943,940	$367,448	$24,005,586

9. Bank Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying

90	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s respective portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, Short-Term Municipal invested a significant portion of its assets in securities in the state and county, city, special district, school district sectors. New York Municipal invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2017		Year Ended June 30, 2016
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	39,198,169	$372,295,866	32,554,983	$312,280,507
Shares issued in reinvestment of distributions	1,349,615	12,896,264	1,026,190	9,836,372
Shares redeemed	(41,948,615)	(398,574,646)	(13,365,639)	(127,437,567)

Net increase (decrease)	(1,400,831)	$(13,382,516)	20,215,534	$194,679,312

Investor A
Shares sold	13,662,667	$130,942,614	12,102,701	$115,793,815
Shares issued in reinvestment of distributions	765,635	7,283,906	571,395	5,457,455
Shares redeemed	(16,185,881)	(152,726,325)	(6,665,756)	(63,496,067)

Net increase (decrease)	(1,757,579)	$(14,499,805)	6,008,340	$57,755,203

ANNUAL REPORT	JUNE 30, 2017	91

Notes to Financial Statements (continued)

	Year Ended June 30, 2017		Year Ended June 30, 2016
High Yield Municipal (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,354,250	$13,064,898	2,156,577	$20,723,617
Shares issued in reinvestment of distributions	188,069	1,792,150	154,636	1,478,964
Shares redeemed	(2,068,126)	(19,549,920)	(995,541)	(9,471,063)

Net increase (decrease)	(525,807)	$(4,692,872)	1,315,672	$12,731,518

Total Net Increase (Decrease)	(3,684,217)	$(32,575,193)	27,539,546	$265,166,033

	Year Ended June 30, 2017		Year Ended June 30, 2016
National Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	115,666,914	$1,254,236,767	152,075,238	$1,669,761,983
Shares issued in reinvestment of distributions	6,268,611	68,181,972	5,024,776	55,368,180
Shares redeemed	(121,875,014)	(1,321,158,279)	(52,846,645)	(583,120,790)

Net increase	60,511	$1,260,460	104,253,369	$1,142,009,373

Service
Shares sold	115,360	$1,255,972	83,642	$920,540
Shares issued in reinvestment of distributions	5,756	62,505	3,435	37,793
Shares redeemed	(54,728)	(586,522)	(23,839)	(260,353)

Net increase	66,388	$731,955	63,238	$697,980

Investor A
Shares sold	90,552,031	$981,197,641	67,003,340	$736,421,470
Shares issued in reinvestment of distributions	5,984,695	65,168,015	6,267,777	69,029,096
Shares redeemed	(118,999,743)	(1,283,046,274)	(55,304,665)	(608,981,762)

Net increase (decrease)	(22,463,017)	$(236,680,618)	17,966,452	$196,468,804

Investor B
Shares sold	1,041	$11,639	7,155	$78,793
Shares issued in reinvestment of distributions	1,488	16,190	2,831	31,092
Shares redeemed	(68,127)	(744,860)	(111,796)	(1,228,957)

Net decrease	(65,598)	$(717,031)	(101,810)	$(1,119,072)

Investor C
Shares sold	5,143,508	$56,380,337	9,925,990	$109,349,291
Shares issued in reinvestment of distributions	714,837	7,780,809	692,085	7,622,657
Shares redeemed	(12,371,126)	(134,235,729)	(5,551,773)	(61,145,503)

Net increase (decrease)	(6,512,781)	$(70,074,583)	5,066,302	$55,826,445

Investor C1
Shares sold	1,384	$25,101	233	$2,556
Shares issued in reinvestment of distributions	66,277	721,020	80,547	886,328
Shares redeemed	(4,425,087)	(48,186,909)	(507,950)	(5,581,745)

Net decrease	(4,357,426)	$(47,440,788)	(427,170)	$(4,692,861)

Class K*
Shares sold	149,800,582	$1,625,097,771	294,187	$3,245,263
Shares issued in reinvestment of distributions	665,777	7,243,587	452,071	4,975,458
Shares redeemed	(10,264,324)	(110,965,987)	(2,554,529)	(28,054,607)

Net increase (decrease)	140,202,035	$1,521,375,371	(1,808,271)	$(19,833,886)

Total Net Increase	106,930,112	$1,168,454,766	125,012,110	$1,369,356,783

92	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

	Year Ended June 30, 2017		Year Ended June 30, 2016
Short-Term Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,558,904	$228,239,184	15,904,804	$161,455,640
Shares issued in reinvestment of distributions	139,339	1,409,989	92,840	942,600
Shares redeemed	(32,003,825)	(323,526,766)	(20,103,812)	(204,071,621)

Net decrease	(9,305,582)	$(93,877,593)	(4,106,168)	$(41,673,381)

Investor A
Shares sold	6,124,038	$61,923,484	4,789,098	$48,577,839
Shares issued in reinvestment of distributions	34,489	348,994	11,694	118,869
Shares redeemed	(7,268,836)	(73,562,764)	(7,037,384)	(71,416,307)

Net decrease	(1,110,309)	$(11,290,286)	(2,236,592)	$(22,719,599)

Investor A1
Shares sold	82	$826	8	$82
Shares issued in reinvestment of distributions	7,832	79,329	6,054	61,529
Shares redeemed	(534,723)	(5,418,055)	(821,749)	(8,357,824)

Net decrease	(526,809)	$(5,337,900)	(815,687)	$(8,296,213)

Investor C
Shares sold	673,726	$6,641,796	1,516,857	$15,084,860
Shares issued in reinvestment of distributions	977	9,588	165	1,639
Shares redeemed	(1,496,127)	(14,775,337)	(1,505,138)	(14,980,853)

Net increase (decrease)	(821,424)	$(8,123,953)	11,884	$105,646

Class K
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	2,293	$23,209	2,104	$21,354
Shares redeemed	(4,491)	(45,760)	(345,904)	(3,500,552)

Net decrease	(2,198)	$(22,551)	(343,800)	$(3,479,198)

Total Net Decrease	(11,766,322)	$(118,652,283)	(7,490,363)	$(76,062,745)

	Year Ended June 30, 2017		Year Ended June 30, 2016
New York Municipal Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,037,863	$145,616,260	10,141,296	$113,200,720
Shares issued in reinvestment of distributions	489,558	5,470,745	284,024	3,178,427
Shares redeemed	(5,844,591)	(64,609,995)	(1,619,815)	(18,042,743)

Net increase	7,682,830	$86,477,010	8,805,505	$98,336,404

Investor A
Shares sold	12,210,129	$137,594,021	12,277,802	$137,550,456
Shares issued in reinvestment of distributions	580,535	6,488,974	317,895	3,560,801
Shares redeemed	(7,966,062)	(88,376,574)	(1,760,247)	(19,702,144)

Net increase	4,824,602	$55,706,421	10,835,450	$121,409,113

Investor A1
Shares sold	62,605	$698,271	749	$8,589
Shares issued in reinvestment of distributions	219,169	2,451,830	241,001	2,687,208
Shares redeemed	(822,430)	(9,233,010)	(988,893)	(11,013,932)

Net decrease	(540,656)	$(6,082,909)	(747,143)	$(8,318,135)

Investor C
Shares sold	2,610,838	$29,403,233	3,727,791	$41,660,891
Shares issued in reinvestment of distributions	149,904	1,674,336	95,068	1,063,276
Shares redeemed	(1,802,627)	(20,038,397)	(598,900)	(6,684,986)

Net increase	958,115	$11,039,172	3,223,959	$36,039,181

ANNUAL REPORT	JUNE 30, 2017	93

Notes to Financial Statements (concluded)

	Year Ended June 30, 2017		Year Ended June 30, 2016
New York Municipal Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	14	$152	10	$116
Shares issued in reinvestment of distributions	6,939	77,620	11,982	133,549
Shares redeemed	(597,222)	(6,742,389)	(61,535)	(686,497)

Net decrease	(590,269)	$(6,664,617)	(49,543)	$(552,832)

Total Net Increase	12,334,622	$140,475,077	22,068,228	$246,913,731

*	On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	ANNUAL REPORT	JUNE 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Municipal Bond Fund, Inc., the Board of Trustees of BlackRock Multi-State Municipal Series Trust and the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund Inc., and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust (collectively, the “Funds”) as of June 30, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers and other financial intermediaries; when replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of

BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund Inc., and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 22, 2017

ANNUAL REPORT	JUNE 30, 2017	95

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Municipal Bond Fund (the “Corporation”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the “Board,” the members of which are referred to as “Board Members”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the Corporation, on behalf of BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), and between the Trust, on behalf of the BlackRock New York Municipal Opportunities Fund (the “New York Fund,” along with the High Yield Fund, National Fund and Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of Trust, and BlackRock, each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Corporation or the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, for the Short-Term Fund and New York Fund, a customized peer group selected by BlackRock (the “Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

96	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Investment Advisory Agreements (continued)

funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, for the Short-Term Fund and New York Fund, the Customized Peer Group. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

ANNUAL REPORT	JUNE 30, 2017	97

Disclosure of Investment Advisory Agreements (continued)

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield Fund ranked in the third, first, and second quartiles, respectively, against the Broadridge Performance Universe. The Board and BlackRock reviewed the High Yield Fund’s underperformance during the one-year period.

The Board noted that for each of the one-, three- and five-year periods reported, the National Fund ranked in the second quartile against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Short-Term Fund ranked in the third, fourth, and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Short-Term Fund. The Board and BlackRock reviewed the Short-Term Fund’s underperformance during these periods. The Board further considered the impact that the Short-Term Fund’s maturity restrictions, as set out in the Short-Term Fund’s prospectus, had on its comparative performance rankings.

The Board and BlackRock discussed BlackRock’s strategy for improving the Short-Term Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Short-Term Fund; performance attribution; the Fund’s investment personnel, including the addition of two new portfolio managers in 2016; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-, three- and five-year periods reported, the New York Fund ranked in the first quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the New York Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on November 1, 2016. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a contractual expense cap on the High Yield Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. This contractual expense cap was implemented on June 15, 2016.

The Board noted that the National Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the National Fund has

98	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Investment Advisory Agreements (concluded)

an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the National Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees reflective of the contractual adjustment, the National Fund’s contractual management fee rate is expected to rank in the second quartile, and that the estimated actual management fee rate is expected to rank in the first quartile.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees reflective of the contractual adjustment, the Short-Term Fund’s contractual management fee rate is expected to rank in the first quartile, and that the estimated actual management fee rate is expected to rank in the first quartile.

The Board noted that the New York Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the New York Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on November 1, 2016. In addition, the Board noted that BlackRock has contractually agreed to a cap on the New York Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board further noted that BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JUNE 30, 2017	99

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 96 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 96 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 96 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 96 Portfolios	None
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 96 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 96 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

100	ANNUAL REPORT	JUNE 30, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
John F. O'Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 96 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 96 Portfolios	None
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 96 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President[5] and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

[5] For New York Municipal Opportunities Fund, Mr. Perlowski has been President since 2015.

ANNUAL REPORT	JUNE 30, 2017	101

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation/Trust serve at the pleasure of the Board.
Further information about the Corporation's/Trust's Officers and Directors is available in the Corporation's/Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

102	ANNUAL REPORT	JUNE 30, 2017

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

ANNUAL REPORT	JUNE 30, 2017	103

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

104	ANNUAL REPORT	JUNE 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-6/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust	$32,028	$31,378	$0	$0	$12,852	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

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	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.
[2]	The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.
[3]	Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

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Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Opportunities Fund of BlackRock Multi- State Municipal Series Trust	$12,852	$12,852

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

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(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date:	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date:	September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date:	September 5, 2017

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